Exhibit (17)(b)(i)

Eaton Vance
Investment Managers

EDUCATION

Annual Report July 31, 2010

EATON VANCE MUNICIPALS TRUST

Arizona

Colorado

Connecticut

Michigan

Minnesota

New Jersey

Pennsylvania

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

• Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

• None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

• Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

• We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Municipal Income Funds a s o f J u l y 3 1 , 2 0 1 0 TABLE OF CONTENTS

Management’s Discussion of Fund Performance	2

Performance Information and Portfolio Composition
Arizona	3
Colorado	5
Connecticut	7
Michigan	9
Minnesota	11
New Jersey	13
Pennsylvania	15

Fund Expenses	17

Financial Statements	21

Federal Tax Information	89

Board of Trustees’ Contract Approval	90

Management and Organization	93

Eaton Vance Municipal Income Funds a s o f J u l y 3 1 , 2 0 1 0 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Economic and Market Conditions

The U.S. economy remained generally stable, if still weak, during the year ending July 31, 2010, even as concerns about high unemployment and budget deficits provoked ongoing skittishness in the capital markets. The U.S. economy grew at an annualized rate of 3.7% in the first quarter of 2010, but slowed to 1.6% in the second quarter, according to the U.S. Department of Commerce. This followed annualized growth rates of 2.2% and 5.6% in the third and fourth quarters of 2009, respectively.

Municipal bond performance was positive for the period, in spite of ongoing negative media attention on the tax-exempt sector. The Barclays Capital Municipal Bond Index (the Index)1— an unmanaged index of municipal bonds traded in the U.S.—gained 9.15% for the period, reflecting continued demand for munis, supported in part by the limited supply of tax-exempt issues due to the success of the Build America Bond program. Demand began to taper off later in the period, however, likely as a result of low yields and concerns about the fiscal stress on many issuers.

Against this backdrop, munis with longer and intermediate maturities performed best during the year, with the 20-year segment of the Index returning 10.94% and the 7-year segment 7.59%. Shorter-maturity bonds in the 5-year segment of the Index returned 6.49%, trailing the broader municipal bond market.

Management Discussion

During the year ending July 31, 2010, the Funds’ performances at net asset value were generally in line with the Index and their Lipper peer group averages, with notable outperformance seen in Eaton Vance Colorado and New Jersey Municipal Income Funds, and underperformance in Eaton Vance Minnesota Municipal Income Fund. Given the significant price movement at the longer end of the municipal yield curve, management’s bias toward longer maturities was generally beneficial for relative performance during the period. Investing across the credit spectrum and making higher allocations to revenue bonds was helpful.

The Funds were modestly hedged using Treasury futures—an ongoing strategy that management has employed for many years and is designed to mitigate interest-rate risk. During the second half of the period, the volatile economic situation in Europe and increasing uncertainty about the global economic outlook bolstered the U.S. Treasury market, sending Treasury yields lower and causing the municipal/Treasury ratio to climb from 89% at the beginning of 2010 to 99.8% as of July 31, 2010. As a result, the Funds’ hedged Treasury positions detracted from their relative returns during the second half of the year. However, this strategy contributed positively during the first half.

Management employed leverage in some of the Funds, through which additional exposure to the municipal market was achieved. Leverage has the impact of magnifying a Fund’s exposure to its underlying investments in both up and down markets. During the period, the Funds’ leverage contributed positively to their relative performance.2

As we move ahead, we continue to focus on state and local government budget deficits, which likely peaked in 2010 or are expected to peak in early 2011. The decline in tax revenues appears to be reaching a bottom, with some municipalities realizing growth in tax receipts due to a combination of slim economic growth and an increase in actual tax rates. However, spending continues to grow faster than tax receipts despite deep spending cuts enacted by some government officials. We will continue to analyze any new developments and solutions that government leaders formulate to address their fiscal problems.

The Board of Trustees of the Eaton Vance Colorado Municipal Income Fund approved a proposal to reorganize the Fund into Eaton Vance National Municipal Income Fund, a series of Eaton Vance Municipals Trust, with substantially the same investment objective and policies as the Fund. Proxy materials describing the proposed reorganization commenced mailing on August 31, 2010, to the Fund’s record date shareholders. If approved by shareholders of the Fund, the reorganization is expected to be completed in the fourth quarter of 2010.

1 It is not possible to invest directly in an Index or a Lipper classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total returns are the average total returns, at net asset value, of the funds that are in the same Lipper Classification as the Funds.

2 Certain Funds employ residual interest bond (RIB) financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value).  See Note 1I to the financial statements for more information on RIB investments.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Eaton Vance Arizona Municipal Income Fund as of J u l y 3 1 , 2 0 1 0 PERFORMANCE INFORMATION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds traded in the U.S., and the Barclays Capital 20 Year Municipal Bond Index, an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 17-22 years. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Barclays Capital Municipal Bond Index and the Barclays Capital 20 Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Portfolio Manager: Craig R. Brandon, CFA

* Source: Lipper, Inc. Class B of the Fund commenced investment operations on 7/25/91.

A $10,000 hypothetical investment at net asset value in Class A on 7/31/00 and Class C on 12/16/05 (commencement of operations) would have been valued at $15,809 ($15,058 at the maximum offering price) and $11,482, respectively, on 7/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 12/1/09, as supplemented. Includes interest expense of 0.06% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 37.95% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Arizona Municipal Debt Funds Classification contained 30, 23 and 23 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Arizona Municipal Income Fund as of J u l y 3 1 , 2 0 1 0 PORTFOLIO COMPOSITION

Rating Distribution*[1] By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution as of 7/31/10 is as follows:

AAA	31.4%	BBB	5.9%
AA	32.4%	CCC	0.6%
A	25.4%	Not Rated	4.3%
Fund Statistics[2]

* Number of Issues:	73
* Average Maturity:	17.4 years
* Average Effective Maturity:	11.3 years
* Average Call Protection:	8.1 years
* Average Dollar Price:	$100.25
* RIB Leverage[3] :	1.8%

1Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

2Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of Floating Rate Notes outstanding as of 7/31/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Colorado Municipal Income Fund as of J u l y 3 1 , 2 0 1 0 PERFORMANCE INFORMATION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds traded in the U.S., and the Barclays Capital 20 Year Municipal Bond Index, an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 17-22 years. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Barclays Capital Municipal Bond Index and the Barclays Capital 20 Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Portfolio Manager: William H. Ahern, Jr., CFA

* Source: Lipper, Inc. Class B of the Fund commenced investment operations on 8/25/92.

A $10,000 hypothetical investment at net asset value in Class A on 7/31/00 and Class C on 10/8/07 (commencement of operations) would have been valued at $15,441 ($14,708 at the maximum offering price) and $10,295, respectively, on 7/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 12/1/09, as supplemented. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 38.01% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Colorado Municipal Debt Funds Classification contained 21, 18 and 18 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Colorado Municipal Income Fund as of J u l y 3 1 , 2 0 1 0 PORTFOLIO COMPOSITION

Rating Distribution[1] By total investments

Fund Statistics

* Number of Issues:	58
* Average Maturity:	19.9 years
* Average Effective Maturity:	11.6 years
* Average Call Protection:	8.1 years
* Average Dollar Price:	$96.44

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Eaton Vance Connecticut Municipal Income Fund as of J u l y 3 1 , 2 0 1 0 PERFORMANCE INFORMATION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds traded in the U.S., and the Barclays Capital 20 Year Municipal Bond Index, an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 17-22 years. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Barclays Capital Municipal Bond Index and the Barclays Capital 20 Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Portfolio Manager: William H. Ahern, Jr., CFA

* Source: Lipper, Inc. Class B of the Fund commenced investment operations on 5/1/92.

A $10,000 hypothetical investment at net asset value in Class A on 7/31/00, Class C on 2/9/06 (commencement of operations) and Class I on 3/3/08 (commencement of operations) would have been valued at $15,729 ($14,982 at the maximum offering price), $11,291 and $11,677, respectively, on 7/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge. 2 Source: Prospectus dated 12/1/09, as supplemented. Includes interest expense of 0.15% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 39.23% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Connecticut Municipal Debt Funds Classification contained 22, 16 and 16 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Connecticut Municipal Income Fund as of J u l y 3 1 , 2 0 1 0 PORTFOLIO COMPOSITION

Rating Distribution*[1] By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution as of 7/31/10 is as follows:

AAA	20.7%	BBB	11.3%
AA	29.1%	BB	2.1%
A	30.4%	CCC	0.4%
		Not Rated	6.0%

Fund Statistics[2]

* Number of Issues:	82
* Average Maturity:	16.5 years
* Average Effective Maturity:	8.8 years
* Average Call Protection:	7.2 years
* Average Dollar Price:	$106.80
* RIB Leverage[3] :	5.2%

1Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

2Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of Floating Rate Notes outstanding as of 7/31/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Michigan Municipal Income Fund as of J u l y 3 1 , 2 0 1 0 PERFORMANCE INFORMATION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds traded in the U.S., and the Barclays Capital 20 Year Municipal Bond Index, an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 17-22 years. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Barclays Capital Municipal Bond Index and the Barclays Capital 20 Year Municipal Bond Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Portfolio Manager: William H. Ahern, Jr., CFA

* Source: Lipper, Inc. Class A of the Fund commenced investment operations on 12/7/93.

A $10,000 hypothetical investment at net asset value in Class C on 5/2/06 (commencement of operations) would have been valued at $11,069 on 7/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 12/1/09, as supplemented. Includes interest expense of 0.16% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 37.83% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Michigan Municipal Debt Funds Classification contained 22, 15 and 15 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Michigan Municipal Income Fund as of J u l y 3 1 , 2 0 1 0

Rating Distribution*[1] By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution as of 7/31/10 is as follows:

AAA	18.9%	BBB	9.4%
AA	37.4%	Not Rated	1.8%
A	32.5%

Fund Statistics[2]

* Number of Issues:	56
* Average Maturity:	19.8 years
* Average Effective Maturity:	13.0 years
* Average Call Protection:	7.5 years
* Average Dollar Price:	$96.90
* RIB Leverage[3] :	1.9%

1Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

2Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of Floating Rate Notes outstanding as of 7/31/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Minnesota Municipal Income Fund as of J u l y 3 1 , 2 0 1 0 PERFORMANCE INFORMATION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds traded in the U.S., and the Barclays Capital 20 Year Municipal Bond Index, an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 17-22 years. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Barclays Capital Municipal Bond Index and the Barclays Capital 20 Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Portfolio Manager: Craig R. Brandon, CFA

* Source: Lipper, Inc. Class B of the Fund commenced investment operations on 7/29/91.

A $10,000 hypothetical investment at net asset value in Class A on 7/31/00 and Class C on 12/21/05 (commencement of operations) would have been valued at $16,259 ($15,486 at the maximum offering price) and $11,809, respectively, on 7/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 12/1/09, as supplemented. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 40.10% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Minnesota Municipal Debt Funds Classification contained 40, 33 and 32 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Minnesota Municipal Income Fund as of J u l y 3 1 , 2 0 1 0 PORTFOLIO COMPOSITION

Rating Distribution[1] By total investments

Fund Statistics

* Number of Issues:	93
* Average Maturity:	19.9 years
* Average Effective Maturity:	8.8 years
* Average Call Protection:	6.7 years
* Average Dollar Price:	$100.46

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Eaton Vance New Jersey Municipal Income Fund as of J u l y 3 1 , 2 0 1 0

PERFORMANCE INFORMATION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds traded in the U.S., and the Barclays Capital 20 Year Municipal Bond Index, an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 17-22 years. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Barclays Capital Municipal Bond Index and the Barclays Capital 20 Year Municipal Bond Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Portfolio Manager: Adam A. Weigold, CFA

* Source: Lipper, Inc. Class A of the Fund commenced investment operations on 4/13/94.

A $10,000 hypothetical investment at net asset value in Class C on 12/14/05 (commencement of operations) and Class I on 3/3/08 (commencement of operations) would have been valued at $10,791 and $11,399, respectively, on 7/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge. 2 Source: Prospectus dated 12/1/09, as supplemented. Includes interest expense of 0.18% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 40.83% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New Jersey Municipal Debt Funds Classification contained 47, 34 and 31 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance New Jersey Municipal Income Fund as of J u l y 3 1 , 2 0 1 0 PORTFOLIO COMPOSITION

Rating Distribution*[1] By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution as of 7/31/10 is as follows.

AAA	12.7%	BBB	25.4%
AA	31.7%	BB	0.3%
A	24.0%	B	1.0%
		Not Rated	4.9%

Fund Statistics[2]

* Number of Issues:	91
* Average Maturity:	26.4 years
* Average Effective Maturity:	13.1 years
* Average Call Protection:	8.8 years
* Average Dollar Price:	$92.18
* RIB Leverage[3] :	13.2%

1Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

2Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of Floating Rate Notes outstanding as of 7/31/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Pennsylvania Municipal Income Fund as of J u l y 3 1 , 2 0 1 0 PERFORMANCE INFORMATION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds traded in the U.S., and the Barclays Capital 20 Year Municipal Bond Index, an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 17-22 years. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B, the Barclays Capital Municipal Bond Index and the Barclays Capital 20 Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Portfolio Manager: Adam A. Weigold, CFA

* Source: Lipper, Inc. Class B of the Fund commenced investment operations on 1/8/91.

A $10,000 hypothetical investment at net asset value in Class A on 7/31/00, Class C on 1/13/06 (commencement of operations) and Class I on 3/3/08 (commencement of operations) would have been valued at $15,742 ($14,995 at the maximum offering price), $10,913 and $11,542, respectively, on 7/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge. 2 Source: Prospectus dated 12/1/09, as supplemented. Includes interest expense of 0.29% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 37.00% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Pennsylvania Municipal Debt Funds Classification contained 60, 48 and 47 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Pennsylvania Municipal Income Fund as of J u l y 31, 2010 PORTFOLIO COMPOSITION

Rating Distribution*[1] By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution as of 7/31/10 is as follows.

AAA	19.3%	BBB	7.8%
AA	43.3%	CC	0.8
A	25.2%	Not Rated	3.6%

Fund Statistics2

* Number of Issues:	134
* Average Maturity:	21.2 years
* Average Effective Maturity:	12.4 years
* Average Call Protection:	8.3 years
* Average Dollar Price:	$97.79
* RIB Leverage[3] :	10.6%

1Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

2Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of Floating Rate Notes outstanding as of 7/31/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Municipal Income Funds as of July 31, 2010 FUN D EXP ENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 – July 31, 2010).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Municipal Income Funds as of July 31, 2010 FUN D EXP ENSES CONT’D

	Eaton Vance Colorado Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(2/1/10)	(7/31/10)	(2/1/10 – 7/31/10)

Actual
Class A	$1,000.00	$1,040.80	$3.74
Class B	$1,000.00	$1,036.50	$7.57
Class C	$1,000.00	$1,036.50	$7.47

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.10	$3.71
Class B	$1,000.00	$1,017.40	$7.50
Class C	$1,000.00	$1,017.50	$7.40

* Expenses are equal to the Fund’s annualized expense ratio of 0.74% for Class A shares, 1.50% for Class B shares and
1.48% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at
the close of business on January	31, 2010.

Eaton Vance Connecticut Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(2/1/10)	(7/31/10)	(2/1/10 – 7/31/10)

Actual
Class A	$1,000.00	$1,030.90	$4.08
Class B	$1,000.00	$1,027.20	$7.84
Class C	$1,000.00	$1,027.20	$7.84
Class I	$1,000.00	$1,031.90	$3.07

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.80	$4.06
Class B	$1,000.00	$1,017.10	$7.80
Class C	$1,000.00	$1,017.10	$7.80
Class I	$1,000.00	$1,021.80	$3.06

* Expenses are equal to the Fund’s annualized expense ratio of 0.81% for Class A shares, 1.56% for Class B shares, 1.56%
for Class C shares and 0.61% for Class I shares, multiplied by the average account value over the period, multiplied by
181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2010.

Eaton Vance Municipal Income Funds as of July 31, 2010 FUN D EXP ENSES CONT’D

	Eaton Vance Michigan Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(2/1/10)	(7/31/10)	(2/1/10 – 7/31/10)

Actual
Class A	$1,000.00	$1,032.50	$3.88
Class C	$1,000.00	$1,028.70	$7.65

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.00	$3.86
Class C	$1,000.00	$1,017.30	$7.60

* Expenses are equal to the Fund’s annualized expense ratio of 0.77% for Class A shares and 1.52% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The
Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on
January 31, 2010.

	Eaton Vance Minnesota Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(2/1/10)	(7/31/10)	(2/1/10 – 7/31/10)

Actual
Class A	$1,000.00	$1,031.00	$3.73
Class B	$1,000.00	$1,027.50	$7.54
Class C	$1,000.00	$1,026.50	$7.49

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.10	$3.71
Class B	$1,000.00	$1,017.40	$7.50
Class C	$1,000.00	$1,017.40	$7.45

* Expenses are equal to the Fund’s annualized expense ratio of 0.74% for Class A shares, 1.50% for Class B shares and
1.49% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2010.

Eaton Vance Municipal Income Funds as of July 31, 2010 FUN D EXP ENSES CONT’D

Eaton Vance New Jersey Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(2/1/10)	(7/31/10)	(2/1/10 – 7/31/10)

Actual
Class A	$1,000.00	$1,036.50	$4.65
Class C	$1,000.00	$1,033.40	$8.42
Class I	$1,000.00	$1,037.50	$3.59

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$4.61
Class C	$1,000.00	$1,016.50	$8.35
Class I	$1,000.00	$1,021.30	$3.56

* Expenses are equal to the Fund’s annualized expense ratio of 0.92% for Class A shares, 1.67% for Class C shares and
0.71% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2010.

Eaton Vance Pennsylvania Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(2/1/10)	(7/31/10)	(2/1/10 – 7/31/10)

Actual
Class A	$1,000.00	$1,023.00	$4.41
Class B	$1,000.00	$1,019.30	$8.16
Class C	$1,000.00	$1,019.30	$8.16
Class I	$1,000.00	$1,025.20	$3.41

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.41
Class B	$1,000.00	$1,016.70	$8.15
Class C	$1,000.00	$1,016.70	$8.15
Class I	$1,000.00	$1,021.40	$3.41

* Expenses are equal to the Fund’s annualized expense ratio of 0.88% for Class A shares, 1.63% for Class B shares, 1.63%
for Class C shares and 0.68% for Class I shares, multiplied by the average account value over the period, multiplied by
181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2010.

Eaton Vance Arizona Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS

Tax-Exe m pt Inve stm e nts — 100. 4%

Principal Amount
(000’s omitted)	Security	Value

Education — 3.3%
$ 1,500	Arizona Board of Regents, (University of Arizona),
	5.00%, 6/1/33	$ 1,570,155
1,500	Glendale Industrial Development Authority,
	(Midwestern University), 5.00%, 5/15/25	1,534,815
$ 3,104,970

Electric Utilities — 5.0%
$ 500	Maricopa County Pollution Control Corp., (Arizona Public
	Service Co.), 6.00% to 5/1/14 (Put Date), 5/1/29	$ 538,535
2,000	Salt River Agricultural Improvements and Power District,
	5.00%, 1/1/33	2,126,280
2,000	Salt River Agricultural Improvements and Power District,
	5.00%, 1/1/39	2,108,780
$ 4,773,595

Escrowed / Prerefunded — 13.4%
$ 7,500	Maricopa County, SFMR, Escrowed to Maturity,
	0.00%, 2/1/16	$ 6,683,025
6,500	Phoenix Industrial Development Authority, SFMR, Escrowed
	to Maturity, 0.00%, 12/1/14(1)	6,092,190
$12,775,215

General Obligations — 5.6%
$ 1,200	Maricopa County Community College District,
	3.00%, 7/1/23	$ 1,187,916
1,125	Puerto Rico, 0.00%, 7/1/18	773,302
1,385	Tempe, 3.75%, 7/1/24	1,398,310
1,600	Tempe, 5.375%, 7/1/21	1,935,792
$ 5,295,320

Health Care-Miscellaneous — 1.0%
$ 475	Yavapai County Industrial Development Authority,
	(West Yavapai Guidance Clinic), 6.25%, 12/1/36	$ 434,216
500	Yavapai County Industrial Development Authority, (West
	Yavapai Guidance Clinic), 6.625%, 8/15/24	484,470
$ 918,686

Hospital — 11.4%
$ 2,000	Arizona Health Facilities Authority, (Banner Health
	System), 5.00%, 1/1/35	$ 1,983,200
1,275	Glendale Industrial Development Authority, (John C. Lincoln
	Health Network), 5.00%, 12/1/28	1,223,171

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$ 750	Glendale Industrial Development Authority, (John C. Lincoln
	Health Network), 5.00%, 12/1/32	$ 700,230
200	Glendale Industrial Development Authority, (John C. Lincoln
	Health Network), 5.00%, 12/1/37	183,552
1,750	Maricopa County Industrial Development Authority,
	(Catholic Healthcare), 5.25%, 7/1/32	1,777,300
1,350	Maricopa County Industrial Development Authority,
	(Catholic Healthcare), 5.50%, 7/1/26	1,387,949
1,450	Maricopa County Industrial Development Authority, (Mayo
	Clinic), 5.00%, 11/15/36	1,474,679
1,500	Scottsdale Industrial Development Authority, (Scottsdale
	Healthcare), 5.25%, 9/1/30	1,494,390
630	Winslow Industrial Development Authority, (Winslow
	Memorial Hospital), 5.50%, 6/1/22	565,022
		$10,789,493

Industrial Development Revenue — 0.6%
$ 650	Phoenix Industrial Development Authority, (America West
	Airlines, Inc.), (AMT), 6.25%, 6/1/19	$ 544,102
		$ 544,102

Insured-Education — 1.1%
$ 1,000	North Campus Facilities LLC, (Northern Arizona University),
	(AMBAC), 5.00%, 6/1/25	$ 1,053,930
		$ 1,053,930

Insured-Electric Utilities — 4.2%
$ 750	Maricopa County Pollution Control Corp.,
	(El Paso Electric Co.), (FGIC), 4.80%, 8/1/40	$ 676,327
1,000	Mesa Utility System, (FGIC), (NPFG), 5.00%, 7/1/23	1,139,710
750	Puerto Rico Electric Power Authority, (NPFG),
	5.25%, 7/1/29	785,415
1,200	Puerto Rico Electric Power Authority, (NPFG),
	5.50%, 7/1/16	1,364,712
		$ 3,966,164

Insured-Escrowed / Prerefunded — 2.4%
$ 1,000	Maricopa County Industrial Development Authority,
	(Samaritan Health Services), (NPFG), Escrowed to
	Maturity, 7.00%, 12/1/16	$ 1,220,680
1,000	Pima County Industrial Development Authority, (Carondolet
	Health Care Corp.), (NPFG), Escrowed to Maturity,
	5.25%, 7/1/11	1,046,130
		$ 2,266,810

S e e notes to financ ial statem ents

Eaton Vance Arizona Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations — 7.6%
$ 400	Flagstaff, (AMBAC), 3.25%, 7/1/23	$ 401,172
810	Goodyear, (AGM), 4.25%, 7/1/37	785,943
1,300	Goodyear, (NPFG), 3.00%, 7/1/26	1,180,244
2,920	Maricopa County Elementary School District No. 3,
	(AGM), 5.00%, 7/1/25	3,493,430
1,200	Pinal County Unified School District No. 43, Apache
	Junction, (AGM), 5.00%, 7/1/24	1,386,912
		$ 7,247,701

Insured-Hospital — 3.5%
$ 1,195	Arizona Health Facilities Authority, (Arizona Healthcare
	Systems), (FGIC), (NPFG), 5.50%, 6/1/15	$ 1,318,372
2,000	Maricopa County Industrial Development Authority, (Mayo
	Clinic), (AMBAC), 5.25%, 11/15/37	2,000,900
		$ 3,319,272

Insured-Lease Revenue / Certificates of
Participation — 2.6%
$ 1,000	Arizona State University, (Research Infrastructure Projects),
	(AMBAC), 5.00%, 9/1/30	$ 1,004,170
1,500	Phoenix Civic Improvement Corp., (Civic Plaza), (FGIC),
	(NPFG), 5.50%, (0.00% until 7/1/13), 7/1/41	1,351,860
130	Prescott Municipal Property Corp., (NPFG),
	5.00%, 7/1/34	133,011
		$ 2,489,041

Insured-Special Tax Revenue — 10.4%
$ 915	Arizona Tourism and Sports Authority, (Multipurpose
	Stadium Facility), (NPFG), 4.50%, 7/1/24	$ 926,639
1,000	Arizona Tourism and Sports Authority, (Multipurpose
	Stadium Facility), (NPFG), 5.00%, 7/1/25	1,011,590
500	Arizona Tourism and Sports Authority, (Multipurpose
	Stadium Facility), (NPFG), 5.00%, 7/1/28	501,595
3,915	Downtown Phoenix Hotel Corp., (FGIC), (NPFG),
	5.00%, 7/1/36	3,763,646
750	Glendale Transportation, Excise Tax Revenue, (NPFG),
	4.50%, 7/1/32	753,075
3,370	Puerto Rico Sales Tax Financing Corp., (AMBAC),
	0.00%, 8/1/54	210,456
680	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/44	82,899
1,345	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/45	152,819
1,080	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/46	115,117
2,000	Queen Creek, Excise Tax & State Shared Revenue,
	(NPFG), 5.00%, 8/1/27	2,062,520

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue (continued)
$ 320	Scottsdale, (Municipal Property Corp.), (AMBAC),
	4.50%, 7/1/35	$ 321,891
$ 9,902,247

Insured-Transportation — 6.8%
$ 2,750	Phoenix Civic Improvement Corp., Airport Revenue, (FGIC),
	(NPFG), (AMT), 5.25%, 7/1/27	$ 2,772,330
1,725	Pima County, Street and Highway Revenue, (AMBAC),
	3.25%, 7/1/22	1,696,451
1,900	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(2)	1,981,966
$ 6,450,747

Insured-Water and Sewer — 1.7%
$ 500	Cottonwood Property Corp., Water Revenue, (XLCA),
	5.00%, 7/1/29	$ 473,055
1,135	Phoenix Civic Improvement Corp., Wastewater System
	Revenue, (AGM), (NPFG), 5.00%, 7/1/37	1,182,080
$ 1,655,135

Lease Revenue / Certificates of Participation — 0.9%
$ 750	Mohave County Industrial Development Authority, (Mohave
	Prison LLC), 8.00%, 5/1/25	$ 862,463
$ 862,463

Other Revenue — 3.6%
$ 1,750	Arizona Health Facilities Authority, (Blood Systems, Inc.),
	4.75%, 4/1/25	$ 1,759,537
16,505	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/50	565,626
10,765	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/55	194,847
1,000	Salt Verde Financial Corp., Senior Gas Revenue,
	5.00%, 12/1/37	891,520
$ 3,411,530

Senior Living / Life Care — 1.3%
$ 1,800	Arizona Health Facilities Authority, (Care Institute, Inc. -
	Mesa), 7.625%, 1/1/26(3)	$ 1,204,074
$ 1,204,074

S e e notes to financ ial statem ents

Eaton Vance Arizona Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue — 9.5%
$ 1,000	Gilbert Public Facilities Municipal Property Corp.,
	5.50%, 7/1/27	$ 1,093,120
1,000	Glendale Western Loop, (101 Public Facilities Corp.),
	Series A, 6.25%, 7/1/38	1,051,290
250	Glendale Western Loop, (101 Public Facilities Corp.),
	Series B, 6.25%, 7/1/38	262,823
270	Guam, Limited Obligation Bonds, 5.625%, 12/1/29	278,281
295	Guam, Limited Obligation Bonds, 5.75%, 12/1/34	303,885
1,000	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57(2)	1,009,560
2,500	Scottsdale, (Municipal Property Corp.), 5.00%, 7/1/30	2,849,500
1,000	Scottsdale, (Municipal Property Corp.), 5.00%, 7/1/34	1,120,450
1,000	Tempe Transportation, Excise Tax Revenue,
	5.00%, 7/1/33	1,058,570
		$ 9,027,479

Transportation — 3.4%
$ 3,000	Arizona Transportation Board, Highway Revenue,
	5.00%, 7/1/32	$ 3,190,290
		$ 3,190,290

Water and Sewer — 1.1%
$ 1,000	Arizona Water Infrastructure Finance Authority,
	5.00%, 10/1/30	$ 1,092,000
		$ 1,092,000

Total Tax-Exempt Investments — 100.4%
(identified cost $90,853,914)		$95,340,264

Other Assets, Less Liabilities — (0.4)%		$ (368,900)

Net Assets — 100.0%		$94,971,364

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

NPFG - National Public Finance Guaranty Corp.

SFMR - Single Family Mortgage Revenue

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Arizona municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2010, 40.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.5% to 24.0% of total investments.

(1)   Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(2)   Security represents the underlying municipal bond of an inverse floater (see Note 1I).

(3)   Security is in default with respect to scheduled principal payments.

S e e notes to financ ial statem ents

Eaton Vance Colorado Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS

Tax-Exe m pt Inve stm e nts — 97.3%

Principal Amount
(000’s omitted)	Security	Value

Education — 7.9%
$1,000	Colorado Educational and Cultural Facilities Authority,
	(Alexander Dawson School), 5.30%, 2/15/29	$ 1,005,170
425	Colorado Educational and Cultural Facilities Authority, (Kent
	Denver School), 5.125%, 10/1/39	427,597
500	Mesa State College, (Auxiliary Facilities System Enterprise
	Revenue), 5.00%, 5/15/33	522,760
750	University of Colorado, (Enterprise Revenue),
	5.125%, 6/1/29	814,980
		$ 2,770,507

Electric Utilities — 3.2%
$1,000	Platte River Power Authority, 5.00%, 6/1/27	$ 1,106,310
		$ 1,106,310

Escrowed / Prerefunded — 9.2%
$ 500	Colorado Health Facilities Authority, (Portercare Adventist
	Health), Prerefunded to 11/15/11, 6.50%, 11/15/31	$ 544,090
3,000	Dawson Ridge Metropolitan District No. 1, Escrowed to
	Maturity, 0.00%, 10/1/22(1)	1,916,820
715	University of Colorado Hospital Authority, Prerefunded to
	11/15/11, 5.60%, 11/15/25	761,689
		$ 3,222,599

General Obligations — 4.5%
$1,000	Boulder Valley School District No. RE-2,
	5.00%, 12/1/34	$ 1,070,310
500	Eagle-Vail Metropolitan District, 5.00%, 12/1/35	506,670
		$ 1,576,980

Hospital — 12.8%
$ 500	Aspen Valley Hospital District, (Colorado Hospital),
	5.00%, 10/15/26	$ 443,460
500	Aurora, (Children’s Hospital Association),
	5.00%, 12/1/40	501,120
1,150	Colorado Health Facilities Authority,
	(Adventist Health/Sunbelt), 5.25%, 11/15/35	1,164,651
485	Colorado Health Facilities Authority,
	(Catholic Health Initiatives), 4.50%, 9/1/38	464,111
320	Colorado Health Facilities Authority,
	(Parkview Medical Center), 5.00%, 9/1/25	320,941
350	Colorado Health Facilities Authority,
	(Parkview Medical Center), 5.00%, 9/1/37	327,821

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$ 750	Colorado Health Facilities Authority, (Sisters of Charity of
	Leavenworth Health System), 5.00%, 1/1/40	$ 752,767
500	Colorado Health Facilities Authority, (Vail Valley Medical
	Center), 5.80%, 1/15/27	502,895
		$ 4,477,766

Housing — 2.8%
$ 670	Denver City and County, Multi-Family Housing,
	(Bank Lofts), (FHA), (AMT), 6.15%, 12/1/16	$ 671,253
305	Lake Creek, (Affordable Housing Corp.),
	6.25%, 12/1/23	315,471
		$ 986,724

Industrial Development Revenue — 7.0%
$ 500	Colorado Housing and Finance Authority,
	(Waste Management, Inc.), (AMT), 5.70%, 7/1/18	$ 530,520
320	Denver City and County Special Facilities,
	(United Airlines), (AMT), 5.75%, 10/1/32	280,618
530	Fort Collins, Pollution Control Revenue,
	(Anheuser-Busch Cos., Inc.), 4.70%, 9/1/40	490,955
340	Park Meadows Business Improvement District,
	5.35%, 12/1/31	295,885
440	Puerto Rico Port Authority, (American Airlines, Inc.),
	(AMT), 6.25%, 6/1/26	362,419
525	Virgin Islands Public Finance Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	486,617
		$ 2,447,014

Insured-Education — 6.3%
$1,800	Colorado Educational and Cultural Facilities Authority,
	(University of Denver), (FGIC), (NPFG), 5.00%, 3/1/35	$ 1,821,618
610	Colorado School of Mines, (NPFG), 0.00%, 12/1/21	370,874
		$ 2,192,492

Insured-Electric Utilities — 5.0%
$ 750	Arkansas River Power Authority, (XLCA),
	5.875%, 10/1/26	$ 805,695
750	Colorado Water Resources and Power Development
	Authority, (Fountaine Electric), (AGC), 5.25%, 12/1/38	789,225
150	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/34	153,396
		$ 1,748,316

S e e notes to financ ial statem ents

Eaton Vance Colorado Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations — 3.9%
$ 60	Castle Pines North Metropolitan District, (AGM),
	5.00%, 12/1/27	$ 62,503
1,000	Castlewood Ranch Metropolitan District, (XLCA),
	4.25%, 12/1/34	762,760
500	Moffat County School District No. RE001, (AGM),
	5.25%, 12/1/27	547,685
$ 1,372,948

Insured-Hospital — 4.3%
$ 750	Colorado Health Facilities Authority, (Catholic Health),
	(AGM), 5.10%, 10/1/41	$ 761,445
750	Colorado Health Facilities Authority, (Poudre Valley Health
	Care, Inc.), (AGM), 5.25%, 3/1/40	759,750
$ 1,521,195

Insured-Housing — 2.2%
$ 750	Denver City and County Housing Authority, Capital
Fund Program Revenue, (Three Towers Rehabilitation
	Project), (AGM), (AMT), 5.20%, 11/1/27	$ 758,520
$ 758,520

Insured-Special Tax Revenue — 6.0%
$ 750	Denver City and County, Excise Tax Revenue, (AGC),
	6.00%, 9/1/23	$ 873,367
500	Denver Convention Center, (XLCA), 4.75%, 12/1/35	416,255
355	Denver Convention Center, (XLCA), 5.125%, 12/1/26	335,624
665	McKay Landing Metropolitan District No. 2, (AMBAC),
	4.25%, 12/1/36	493,889
$ 2,119,135

Insured-Transportation — 8.6%
$1,750	E-470 Public Highway Authority, (NPFG),
	0.00%, 9/1/16	$ 1,321,827
500	Northwest Parkway Public Highway Authority, (AGM),
	Prerefunded to 6/15/11, 5.25%, 6/15/41	531,470
1,700	Puerto Rico Highway and Transportation Authority,
	(AMBAC), 0.00%, 7/1/18	1,168,546
$ 3,021,843

Insured-Water and Sewer — 0.4%
$ 150	Colorado Water Resources and Power Development
Authority, (Colorado UTE Electric Association), (AGM),
	4.375%, 8/1/35	$ 150,167
$ 150,167

Principal Amount
(000’s omitted)	Security	Value

Lease Revenue / Certificates of Participation — 1.6%
$ 365	Colorado Higher Education Capital Construction, Lease
	Purchase Program, 5.50%, 11/1/27	$ 393,948
135	Colorado Higher Education Capital Construction, Lease
	Purchase Program, Prerefunded to 11/1/18,
	5.50%, 11/1/27	166,420
		$ 560,368

Senior Living / Life Care — 3.9%
$ 400	Colorado Health Facilities Authority, (Covenant Retirement
	Communities, Inc.), 5.00%, 12/1/35	$ 343,116
750	Colorado Health Facilities Authority, (Evangelical Lutheran
	Project), 5.25%, 6/1/36	721,245
425	Logan County Industrial Development, (TLC Care Choices,
	Inc.), 6.875%, 12/1/23(2)	321,377
		$ 1,385,738

Special Tax Revenue — 0.9%
$ 95	Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$ 97,914
105	Guam, Limited Obligation Bonds, 5.75%, 12/1/34	108,162
100	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	111,785
		$ 317,861

Transportation — 1.8%
$ 300	Eagle County, (Eagle County Airport Terminal), (AMT),
	5.25%, 5/1/20	$ 284,664
360	Walker Field Public Airport Authority, 4.75%, 12/1/27	340,434
		$ 625,098

Water and Sewer — 5.0%
$ 500	Colorado Springs Utilities, 5.25%, 11/15/36	$ 539,130
500	Colorado Springs Utilities, 5.50%, 11/15/48	532,575
540	Colorado Water Resources and Power Development
	Authority, 5.50%, 9/1/22	677,867
		$ 1,749,572

Total Tax-Exempt Investments — 97.3%
(identified cost $33,870,830)		$34,111,153

Other Assets, Less Liabilities — 2.7%		$ 937,540

Net Assets — 100.0%		$35,048,693

S e e notes to financ ial statem ents

Eaton Vance Colorado Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS CONT’D

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FHA - Federal Housing Administration

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Colorado municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2010, 37.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 4.9% to 10.8% of total investments.

(1)  Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(2)  Security is in default and making only partial interest payments.

S e e notes to financ ial statem ent

Eaton Vance Connecticut Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS

Tax-Exe m pt Inve stm e nts — 102. 7%

Principal Amount
(000’s omitted)	Security	Value

Education — 13.9%
$ 1,000	Connecticut Health and Educational Facilities Authority,
	(Fairfield University), 5.00%, 7/1/34	$ 1,029,940
1,500	Connecticut Health and Educational Facilities Authority,
	(Fairfield University), 5.00%, 7/1/40	1,535,895
2,000	Connecticut Health and Educational Facilities Authority,
	(Wesleyan University), 5.00%, 7/1/39	2,137,860
5,000	Connecticut Health and Educational Facilities Authority,
	(Yale University), 4.85%, 7/1/37(1)	5,224,700
4,220	Connecticut Health and Educational Facilities Authority,
	(Yale University), 5.00%, 7/1/42	4,328,623
1,315	University of Connecticut, 5.00%, 2/15/21	1,530,266
1,350	University of Connecticut, 5.00%, 5/15/23	1,413,774
875	University of Connecticut, 5.00%, 2/15/28	961,336
		$ 18,162,394

Electric Utilities — 3.1%
$ 2,000	Connecticut Development Authority, (Connecticut Light
	and Power), 5.85%, 9/1/28	$ 2,018,220
1,500	Connecticut Development Authority, Solid Waste Disposal,
	(PSEG Power LLC), (AMT), 5.75%, 11/1/37	1,503,930
500	Puerto Rico Electric Power Authority, 5.00%, 7/1/37	491,625
		$ 4,013,775

Escrowed / Prerefunded — 4.7%
$ 1,050	Connecticut Clean Water Fund, Escrowed to Maturity,
	6.00%, 10/1/12	$ 1,111,477
3,010	Connecticut Clean Water Fund, Prerefunded to
	10/1/11, 5.50%, 10/1/19	3,197,523
1,500	Connecticut Health and Educational Facilities Authority,
	(Loomis Chaffee School), Prerefunded to 7/1/11,
	5.25%, 7/1/31	1,582,860
170	Puerto Rico Public Finance Corp., Escrowed to Maturity,
	6.00%, 8/1/26	220,638
		$ 6,112,498

General Obligations — 10.6%
$ 1,475	Connecticut, 4.875%, 11/1/20	$ 1,706,722
1,000	Connecticut, 5.00%, 2/15/29	1,094,060
350	East Lyme, 4.00%, 7/15/22	382,267
525	East Lyme, 4.00%, 7/15/23	567,740
250	East Lyme, 4.25%, 7/15/24	272,743
250	East Lyme, 4.25%, 7/15/25	269,905
1,000	Fairfield, 5.00%, 1/1/23	1,214,760
2,020	Hartford County Metropolitan District, 5.00%, 7/15/34	2,160,592

Principal Amount
(000’s omitted)	Security	Value

General Obligations (continued)
$ 1,475	North Haven, 5.00%, 7/15/23	$ 1,774,808
1,490	North Haven, 5.00%, 7/15/25	1,791,040
400	Redding, 5.50%, 10/15/18	499,028
650	Redding, 5.625%, 10/15/19	823,225
535	Wilton, 5.25%, 7/15/18(2)	655,498
535	Wilton, 5.25%, 7/15/19	659,232
		$ 13,871,620

Hospital — 2.0%
$ 2,500	Connecticut Health and Educational Facilities Authority,
	(Ascension Health), 5.00%, 11/15/40	$ 2,580,475
		$ 2,580,475

Housing — 1.5%
$ 2,000	Connecticut Housing Finance Authority, (AMT),
	5.15%, 5/15/38	$ 2,037,560
		$ 2,037,560

Industrial Development Revenue — 7.5%
$ 2,325	Connecticut Development Authority, (Signature Flight
	Support Corp.), (AMT), 6.625%, 12/1/14	$ 2,268,502
4,500	Eastern Connecticut Resource Recovery Authority,
	(Wheelabrator Lisbon), (AMT), 5.50%, 1/1/20	4,458,735
620	Puerto Rico Port Authority, (American Airlines, Inc.),
	(AMT), 6.25%, 6/1/26	510,682
1,350	Sprague, (International Paper Co.), (AMT),
	5.70%, 10/1/21	1,350,202
1,320	Virgin Islands Public Finance Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	1,223,495
		$ 9,811,616

Insured-Education — 14.7%
$ 1,950	Connecticut Health and Educational Facilities Authority,
	(Loomis Chaffee School), (AMBAC), 5.25%, 7/1/30	$ 2,285,400
2,050	Connecticut Health and Educational Facilities Authority,
	(Loomis Chaffee School), (AMBAC), 5.25%, 7/1/31	2,388,435
1,920	Connecticut Health and Educational Facilities Authority,
	(Quinnipiac University), (BHAC), (NPFG),
	5.00%, 7/1/37	2,005,402
2,500	Connecticut Health and Educational Facilities Authority,
	(Quinnipiac University), (NPFG), 5.75%, 7/1/33	2,740,150
5,305	Connecticut Health and Educational Facilities Authority,
	(Trinity College), (NPFG), 5.50%, 7/1/21	6,318,785

S e e notes to financ ial statem ent

Eaton Vance Connecticut Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Education (continued)
$ 2,500	Connecticut Health and Educational Facilities Authority,
	(University of Hartford), (RADIAN), 5.25%, 7/1/32	$ 2,411,600
1,000	University of Connecticut, (FGIC), (NPFG),
	5.00%, 2/15/24	1,090,890
$ 19,240,662

Insured-Electric Utilities — 3.8%
$ 1,755	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/35	$ 1,788,082
2,840	Puerto Rico Electric Power Authority, (NPFG),
	5.50%, 7/1/16	3,229,818
$ 5,017,900

Insured-Escrowed / Prerefunded — 2.5%
$ 1,500	Connecticut, (AGM), Prerefunded to 10/15/12,
	5.00%, 10/15/19	$ 1,653,090
1,000	Connecticut Health and Educational Facilities Authority,
(Greenwich Academy), (AGM), Prerefunded to 3/1/11,
	5.00%, 3/1/32	1,037,230
515	Puerto Rico, (FGIC), Prerefunded to 7/1/12,
	5.00%, 7/1/32	561,134
$ 3,251,454

Insured-General Obligations — 4.8%
$ 3,370	Bridgeport, (FGIC), (NPFG), 4.75%, 8/15/21	$ 3,414,922
1,000	Connecticut, (AMBAC), 5.25%, 6/1/20	1,218,950
1,000	Hartford, (AGC), 5.00%, 8/15/28	1,085,500
500	New Britain, (NPFG), 6.00%, 3/1/12	528,255
$ 6,247,627

Insured-Hospital — 2.3%
$ 2,000	Connecticut Health and Educational Facilities Authority,
	(Children’s Medical Center), (NPFG), 5.00%, 7/1/21	$ 2,022,600
1,000	Connecticut Health and Educational Facilities Authority,
(William W. Backus Hospital), (AGM),
	5.125%, 7/1/35	1,031,800
$ 3,054,400

Insured-Housing — 0.5%
$ 610	Connecticut Housing Finance Authority, (AMBAC),
	5.10%, 11/15/38	$ 612,166
$ 612,166

Principal Amount
(000’s omitted)	Security	Value

Insured-Lease Revenue / Certificates of
Participation — 2.2%
$ 2,740	Puerto Rico Public Buildings Authority, (AMBAC),
	5.50%, 7/1/21	$ 2,896,646
$ 2,896,646

Insured-Pooled Loans — 0.7%
$ 925	Connecticut Higher Education Supplemental Loan
	Authority, (NPFG), (AMT), 5.25%, 11/15/21	$ 934,019
$ 934,019

Insured-Special Tax Revenue — 0.8%
$ 1,000	Connecticut, Special Tax Obligation, (Transportation
	Infrastructure), (AMBAC), 5.00%, 7/1/24	$ 1,070,250
$ 1,070,250

Insured-Transportation — 8.7%
$ 5,500	Connecticut Airport, (Bradley International Airport),
	(FGIC), (NPFG), (AMT), 5.125%, 10/1/26	$ 5,517,490
500	Guam International Airport Authority, (NPFG),
	5.25%, 10/1/23	511,700
3,900	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(1)	4,068,246
1,750	Puerto Rico Highway and Transportation Authority,
	(AMBAC), 0.00%, 7/1/16	1,356,460
$ 11,453,896

Insured-Water and Sewer — 5.2%
$ 1,000	Connecticut Development Authority, (Aquarion Water Co.
	of Connecticut), (XLCA), 4.70%, 7/1/36	$ 858,880
1,000	Connecticut Development Authority, (Aquarion Water Co.
	of Connecticut), (XLCA), 5.10%, 9/1/37	911,250
3,420	South Central Connecticut Regional Water Authority,
	(NPFG), 5.25%, 8/1/24	3,956,666
1,000	South Central Connecticut Regional Water Authority,
	(NPFG), 5.25%, 8/1/32	1,061,780
$ 6,788,576

Lease Revenue / Certificates of Participation — 1.8%
$ 1,830	Puerto Rico Public Finance Corp., (Commonwealth
	Appropriation), Escrowed to Maturity, 6.00%, 8/1/26	$ 2,375,102
$ 2,375,102

S e e notes to financ ial statem ents

Eaton Vance Connecticut Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Other Revenue — 0.7%
$ 8,700	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/50	$ 298,149
16,465	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/55	298,017
400	Connecticut Development Authority, (Mystic Marinelife
	Aquarium), 4.75%, 5/1/42	372,136
		$ 968,302

Senior Living / Life Care — 0.7%
$ 1,000	Connecticut Development Authority, (Alzheimers Resource
	Center), 5.50%, 8/15/27	$ 875,440
		$ 875,440

Solid Waste — 2.1%
$ 2,750	Connecticut Resource Recovery Authority, (American REF-
	FUEL Co.), (AMT), 6.45%, 11/15/22	$ 2,751,402
		$ 2,751,402

Special Tax Revenue — 5.7%
$ 2,185	Connecticut, Special Tax Obligation, (Transportation
	Infrastructure), 6.125%, 9/1/12	$ 2,301,111
2,000	Connecticut, Special Tax Obligation, (Transportation
	Infrastructure), 6.50%, 10/1/12	2,250,920
135	Guam, Limited Obligation Bonds, 5.625%, 12/1/29	139,140
150	Guam, Limited Obligation Bonds, 5.75%, 12/1/34	154,518
500	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/41	502,510
1,700	Puerto Rico Sales Tax Financing Corp.,
	5.25%, 8/1/57(1)	1,716,252
10	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	10,096
365	Virgin Islands Public Finance Authority,
	6.75%, 10/1/37	408,015
		$ 7,482,562

Water and Sewer — 2.2%
$ 1,000	Connecticut, (Revolving Fund), 5.00%, 6/1/24	$ 1,143,920
1,500	Connecticut, (Revolving Fund), 5.00%, 6/1/25	1,703,235
		$ 2,847,155

Total Tax-Exempt Investments — 102.7%
(identified cost $129,209,107)		$134,457,497

Other Assets, Less Liabilities — (2.7)%		$ (3,516,069)

Net Assets — 100.0%		$130,941,428

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

NPFG - National Public Finance Guaranty Corp.

RADIAN - Radian Group, Inc.

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Connecticut municipalities. In addition, 15.5% of the Fund’s net assets at July 31, 2010 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2010, 45.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.3% to 26.1% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).
(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

S e e notes to financ ial statem ents

Eaton Vance Michigan Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS

Tax-Exe m pt Inve stm e nts — 101. 0%

Principal Amount
(000’s omitted)	Security	Value

Education — 2.0%
$ 475	Grand Valley State University, 5.625%, 12/1/29	$ 503,876
475	Grand Valley State University, 5.75%, 12/1/34	498,840
		$ 1,002,716

Electric Utilities — 0.7%
$ 375	Puerto Rico Electric Power Authority, 5.00%, 7/1/37	$ 368,719
		$ 368,719

Escrowed / Prerefunded — 6.9%
$ 530	Macomb County Hospital Finance Authority, (Mount
	Clemens General Hospital), Prerefunded to 11/15/13,
	5.875%, 11/15/34	$ 618,902
1,250	Michigan Higher Education Facilities Authority, (Creative
	Studies), Prerefunded to 6/1/12, 5.85%, 12/1/22	1,371,150
250	Michigan Hospital Finance Authority, (Sparrow Obligation
	Group), Prerefunded to 11/15/11, 5.625%, 11/15/36	269,230
1,000	Puerto Rico Highway and Transportation Authority,
	Prerefunded to 7/1/16, 5.00%, 7/1/36	1,197,220
		$ 3,456,502

General Obligations — 2.8%
$ 500	Kent County Building Authority, 5.50%, 6/1/26(1)	$ 621,450
230	Michigan, 5.50%, 11/1/25	256,059
500	Wayne Charter County, 6.75%, 11/1/39	531,970
		$ 1,409,479

Hospital — 19.9%
$ 500	Allegan Hospital Finance Authority, (Allegan General
	Hospital), 7.00%, 11/15/21	$ 501,205
410	Gaylord Hospital Finance Authority, (Otsego Memorial
	Hospital Association), 6.20%, 1/1/25	376,655
690	Kent Hospital Finance Authority, (Spectrum Health),
	5.50% to 1/15/15 (Put Date), 1/15/47	772,600
1,500	Michigan Hospital Finance Authority, (Central Michigan
	Community Hospital), 6.25%, 10/1/27	1,500,195
1,500	Michigan Hospital Finance Authority, (Henry Ford Health
	System), 5.25%, 11/15/46	1,389,525
805	Michigan Hospital Finance Authority, (McLaren Healthcare),
	5.00%, 8/1/35	797,062
500	Michigan Hospital Finance Authority, (Mid Michigan
	Obligation Group), 5.00%, 4/15/36	483,805
500	Michigan Hospital Finance Authority, (Mid Michigan
	Obligation Group), 6.125%, 6/1/39	535,315

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$1,180	Michigan Hospital Finance Authority, (Oakwood Obligation
	Group), 5.00%, 7/15/37	$ 1,086,674
1,300	Michigan Hospital Finance Authority, (Sparrow Obligation
	Group), 5.00%, 11/15/36	1,230,814
800	Michigan Hospital Finance Authority, (Trinity Health),
	5.00%, 8/15/34	788,968
575	Monroe County Hospital Finance Authority, (Mercy
	Memorial Hospital Corp.), 5.375%, 6/1/26	524,285
		$ 9,987,103

Insured-Education — 4.1%
$ 495	Ferris State University, (AGC), 5.125%, 10/1/33	$ 520,760
1,500	Wayne University, (NPFG), 5.00%, 11/15/37	1,550,790
		$ 2,071,550

Insured-Electric Utilities — 3.9%
$ 300	Michigan Strategic Fund, (Detroit Edison Co.), (FGIC),
	(NPFG), 6.95%, 5/1/11	$ 312,240
1,000	Michigan Strategic Fund, (Detroit Edison Co.), (NPFG),
	(AMT), 5.55%, 9/1/29	1,001,720
625	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/35	636,781
		$ 1,950,741

Insured-Escrowed / Prerefunded — 4.5%
$2,000	Detroit School District, (FGIC), Prerefunded to 5/1/13,
	5.25%, 5/1/28	$ 2,250,460
		$ 2,250,460

Insured-General Obligations — 23.7%
$1,005	Brighton School District, (AMBAC), 0.00%, 5/1/18	$ 760,393
1,000	Detroit City School District, (AGM), 6.00%, 5/1/29	1,121,990
1,200	Grosse Pointe Public Schools, (FGIC), (NPFG),
	3.00%, 5/1/27	990,996
1,000	HealthSource Saginaw, Inc., Saginaw County, (NPFG),
	5.00%, 5/1/29	1,031,690
1,900	Holland School District, (AMBAC), 0.00%, 5/1/17	1,507,137
2,000	Okemos Public School District, (NPFG), 0.00%, 5/1/16	1,671,260
1,790	Parchment School District, (NPFG), 5.00%, 5/1/25	1,927,132
1,400	Redford Union School District No. 1, (AMBAC),
	5.00%, 5/1/22	1,578,234
1,250	Van Dyke Public Schools, (AGM), 5.00%, 5/1/38	1,285,487
		$11,874,319

S e e notes to financ ial statem ents

Eaton Vance Michigan Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value
Insured-Housing — 0.1%
$ 25	Michigan Housing Development Authority, Rental Housing,
	(NPFG), (AMT), 5.30%, 10/1/37	$ 25,042
		$ 25,042

Insured-Lease Revenue / Certificates of
Participation — 2.1%
$3,000	Michigan Building Authority, (AGM), (FGIC),
	0.00%, 10/15/29	$ 1,074,000
		$ 1,074,000

Insured-Transportation — 5.3%
$1,000	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(2)	$ 1,043,140
1,700	Wayne Charter County Airport, (NPFG), (AMT),
	5.00%, 12/1/28	1,613,759
		$ 2,656,899

Insured-Water and Sewer — 6.7%
$2,500	Detroit Sewer Disposal System, (NPFG), 4.50%, 7/1/35	$ 2,273,250
1,000	Grand Rapids Water Supply System, (AGC),
	5.00%, 1/1/29	1,059,850
		$ 3,333,100

Lease Revenue / Certificates of Participation — 2.2%
$1,000	Michigan Building Authority, 6.00%, 10/15/38	$ 1,092,950
		$ 1,092,950

Other Revenue — 1.6%
$1,090	Michigan Tobacco Settlement Finance Authority,
	6.00%, 6/1/48	$ 790,403
		$ 790,403

Special Tax Revenue — 9.8%
$2,900	Detroit, Downtown Tax Increment, 0.00%, 7/1/16	$ 2,228,418
2,000	Detroit, Downtown Tax Increment, 0.00%, 7/1/20	1,180,640
145	Guam, Limited Obligation Bonds, 5.625%, 12/1/29	149,447
155	Guam, Limited Obligation Bonds, 5.75%, 12/1/34	159,669
6,630	Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	366,175
5	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	5,048
660	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57(2)	666,309
135	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	150,910
		$ 4,906,616

Principal Amount
(000’s omitted)	Security	Value

Water and Sewer — 4.7%
$ 910	Grand Rapids, (Sanitary Sewer System), 5.00%, 1/1/28	$ 1,011,219
1,000	Michigan Municipal Bond Authority, (Clean Water
	Revenue), 5.00%, 10/1/29	1,095,780
250	Michigan Municipal Bond Authority, (Clean Water
	Revenue), 5.25%, 10/1/11	264,480
		$ 2,371,479

Total Tax-Exempt Investments — 101.0%
(identified cost $48,353,460)		$50,622,078

Other Assets, Less Liabilities — (1.0)%		$ (488,690)

Net Assets — 100.0%		$50,133,388

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp. AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

NPFG - National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2010, 49.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.1% to 25.7% of total investments.

(1)   Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(2)   Security represents the underlying municipal bond of an inverse floater (see Note 1I).

S e e notes to financ ial statem ents

Eaton Vance Minnesota Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS

Tax-Exe m pt Inve stm e nts — 98.1%

Principal Amount
(000’s omitted)	Security	Value

Education — 12.0%
$ 1,000	Minnesota Higher Education Facilities Authority, (Carleton
	College), 5.00%, 1/1/28	$ 1,084,660
1,000	Minnesota Higher Education Facilities Authority, (Carleton
	College), 5.00%, 3/1/40	1,059,720
1,000	Minnesota Higher Education Facilities Authority, (Gustavus
	Adolphus College), 5.00%, 10/1/31(1)	1,034,890
1,030	Minnesota Higher Education Facilities Authority,
	(Macalester College), 4.25%, 3/1/27	1,045,347
1,500	Minnesota Higher Education Facilities Authority,
	(Macalester College), 4.25%, 3/1/32	1,483,230
575	Minnesota Higher Education Facilities Authority,
	(Minneapolis College of Art), 5.375%, 5/1/21	576,190
1,000	Minnesota Higher Education Facilities Authority,
	(University of St. Thomas), 5.00%, 10/1/39	1,030,340
1,475	Minnesota Higher Education Facilities Authority,
	(University of St. Thomas), 5.25%, 4/1/39	1,530,283
1,380	St. Cloud Housing and Redevelopment Authority,
	(University Foundation), 5.00%, 5/1/23	1,444,336
500	University of Minnesota, 5.00%, 12/1/21	580,760
1,000	University of Minnesota, 5.125%, 4/1/34	1,076,890
1,000	University of Minnesota, (State Supported Stadium
	Debt), 5.00%, 8/1/29	1,054,530
		$ 13,001,176

Electric Utilities — 4.2%
$ 500	Minnesota Municipal Power Agency, 4.75%, 10/1/32	$ 507,710
750	Minnesota Municipal Power Agency, 5.00%, 10/1/34	763,065
2,000	Minnesota Municipal Power Agency, 5.00%, 10/1/35	2,038,620
185	Puerto Rico Electric Power Authority, 5.00%, 7/1/37	181,901
1,000	Rochester Electric, Utility Revenue, 5.00%, 12/1/30	1,058,010
		$ 4,549,306

Escrowed / Prerefunded — 8.3%
$ 1,980	Chaska Electric, Prerefunded to 10/1/10,
	6.10%, 10/1/30	$ 1,999,800
495	Columbia Heights, MFMR, (Housing Crest), (GNMA),
	Prerefunded to 10/20/12, 6.625%, 4/20/43	585,402
750	Dakota County Community Development Agency, (Senior
	Housing Facilities), Prerefunded to 1/1/12,
	5.00%, 1/1/21	799,170
2,000	Minnesota Public Facilities Authority, Clean Water
	Revenue, Prerefunded to 3/1/17, 5.00%, 3/1/26	2,385,780
1,980	Rochester Electric, Prerefunded to 12/1/10,
	5.25%, 12/1/30	2,012,987

Principal Amount
(000’s omitted)	Security	Value

Escrowed / Prerefunded (continued)
$ 1,000	St. Louis Park, Health Care Facilities Revenue, (Nicollet
	Health Services), Prerefunded to 7/1/14,
	5.25%, 7/1/30	$ 1,156,890
		$ 8,940,029

General Obligations — 14.3%
$ 1,000	Burnsville Independent School District No. 191,
	4.75%, 2/1/29	$ 1,053,170
500	Dakota County Community Development Agency, (Senior
	Housing Facilities), 5.125%, 1/1/35	515,090
2,000	Duluth, 5.00%, 2/1/34	2,099,440
2,000	Fairmont Independent School District No. 2752,
	(Alternative Facilities), 5.00%, 2/1/34	2,128,860
2,000	Hennepin County Regional Railroad Authority,
	4.00%, 12/1/29	2,038,200
825	Minneapolis and St. Paul Metropolitan Airports
	Commission, (AMT), 4.50%, 1/1/15(2)	830,478
1,155	Minnesota, 5.00%, 6/1/21	1,343,484
1,000	Minnesota, 5.00%, 8/1/22	1,173,390
1,000	Minnesota, 5.00%, 11/1/26	1,097,360
1,000	St. Michael Independent School District No. 885,
	4.50%, 2/1/28	1,039,030
1,500	Washington County, 3.50%, 2/1/28	1,423,485
750	Zumbrota-Mazeppa Independent School District
	No. 2805, 4.50%, 2/1/28	779,273
		$ 15,521,260

Hospital — 12.9%
$ 1,000	Douglas County, (Douglas County Hospital Project),
	6.25%, 7/1/38	$ 1,029,470
700	Martin County, (Fairmont Community Hospital
	Association), 6.625%, 9/1/22	704,886
1,000	Minneapolis and St. Paul Housing and Redevelopment
	Authority, Health Care Systems, (Children’s Health Care),
	5.25%, 8/15/35	1,020,320
500	Northfield, 5.375%, 11/1/31	484,265
1,500	Rochester Health Care Facilities, (Mayo Clinic),
	5.00%, 11/15/36	1,544,700
1,000	Rochester Health Care Facilities, (Mayo Clinic),
	5.00%, 11/15/38	1,044,010
1,500	Rochester Health Care Facilities, (Olmsted Medical
	Center), 5.875%, 7/1/30	1,509,435
500	Shakopee Health Care Facilities, (St. Francis Regional
	Medical Center), 5.25%, 9/1/34	475,720
1,000	St. Cloud Health Care Revenue, (Centracare Health
	System), 5.125%, 5/1/30	1,031,290
1,000	St. Louis Park, Health Care Facilities Revenue, (Nicollet
	Health Services), 5.75%, 7/1/30	1,023,550

S e e notes to financ ial statem ents

Eaton Vance Minnesota Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$ 1,000	St. Louis Park, Health Care Facilities Revenue, (Nicollet
	Health Services), 5.75%, 7/1/39	$ 1,006,880
1,000	St. Paul Housing and Redevelopment Authority, (Allina
	Health System), 5.25%, 11/15/29	1,027,300
750	St. Paul Housing and Redevelopment Authority, (Health
	East Project), 6.00%, 11/15/35	711,667
1,500	St. Paul Housing and Redevelopment Authority,
	(HealthPartners, Inc.), 5.25%, 5/15/36	1,416,960
		$ 14,030,453

Housing — 6.0%
$ 500	Minneapolis, MFMR, (Bottineau Commons), (AMT),
	5.45%, 4/20/43	$ 503,790
1,000	Minnesota Housing Finance Agency, (AMT),
	4.80%, 7/1/38	964,200
1,000	Minnesota Housing Finance Agency, (AMT),
	4.85%, 7/1/38	971,650
970	Minnesota Housing Finance Agency, (AMT),
	4.90%, 7/1/37	957,109
500	Minnesota Housing Finance Agency, (AMT),
	5.00%, 8/1/40	496,155
100	Minnesota Housing Finance Agency, (AMT),
	5.15%, 7/1/38	100,700
965	Minnesota Housing Finance Agency, (AMT),
	5.25%, 7/1/33	980,054
1,650	Minnetonka, MFMR, (Archer Heights Apartments),
	(AMT), 6.00%, 1/20/27	1,499,107
		$ 6,472,765

Industrial Development Revenue — 0.9%
$ 1,000	Cloquet, (Potlach Corp.), 5.90%, 10/1/26	$ 959,200
		$ 959,200

Insured-Education — 0.5%
$ 500	Minnesota State Colleges and University, (St. Cloud
	State University), (AGM), 5.00%, 10/1/19	$ 539,795
		$ 539,795

Insured-Electric Utilities — 10.9%
$ 1,000	Northern Municipal Power Agency, (AGC),
	5.00%, 1/1/21	$ 1,103,770
1,150	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/34	1,176,036
315	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/35	320,938
2,000	Rochester Electric, (NPFG), 4.50%, 12/1/26	2,119,100

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities (continued)
$ 950	Southern Minnesota Municipal Power Agency, (NPFG),
	0.00%, 1/1/21	$ 641,772
10,000	Southern Minnesota Municipal Power Agency, (NPFG),
	0.00%, 1/1/25	5,391,800
1,000	Western Minnesota Municipal Power Agency, (AGM),
	5.00%, 1/1/36	1,031,510
		$ 11,784,926

Insured-Escrowed / Prerefunded — 2.7%
$ 1,270	Hopkins Housing and Redevelopment Authority, (Public
	Works and Fire Station), (NPFG), Prerefunded to
	2/1/13, 5.00%, 2/1/20	$ 1,411,567
1,500	Minneapolis and St. Paul Metropolitan Airports
	Commission, (FGIC), Prerefunded to 1/1/11,
	5.25%, 1/1/32(3)	1,531,770
		$ 2,943,337

Insured-General Obligations — 6.1%
$ 1,200	Alexandria Independent School District No. 206, (AGM),
	5.00%, 2/1/27	$ 1,312,488
2,245	Cambridge Independent School District No. 911, (NPFG),
	0.00%, 2/1/29	890,928
400	Chaska Independent School District No. 112, (NPFG),
	4.50%, 2/1/28	413,784
705	Fergus Falls Independent School District No. 544,
	(AGM), 4.625%, 1/1/28	733,715
1,000	Rosemount Independent School District No. 196, (AGM),
	5.00%, 2/1/23	1,074,370
1,000	Spring Lake Park Independent School District No. 16,
	(AGM), 5.00%, 2/1/22	1,100,380
1,000	St. Francis Independent School District No. 15, (NPFG),
	5.00%, 2/1/27	1,082,630
		$ 6,608,295

Insured-Hospital — 4.8%
$ 750	Minneapolis and St. Paul Housing and Redevelopment
	Authority, Health Care Systems, (Children’s Health Care),
	(AGM), 5.00%, 8/15/34	$ 766,020
1,950	Minneapolis, (Fairview Health Services), (AMBAC),
	5.00%, 11/15/34	1,958,853
2,000	Minnesota Agricultural and Economic Development Board,
	(Essentia Health), (AGC), 5.00%, 2/15/37(3)	2,050,460
450	Plymouth, (Westhealth), (AGM), 6.25%, 6/1/16	451,323
		$ 5,226,656

S e e notes to financ ial statem ent

Eaton Vance Minnesota Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue — 2.8%
$ 2,000	St. Paul, Sales Tax Revenue, (XLCA), 5.00%, 11/1/30	$ 2,048,720
1,000	Washington County Housing and Redevelopment
Authority, (Annual Appropriation), (NPFG),
	5.50%, 2/1/32	1,015,390
$ 3,064,110

Insured-Transportation — 2.3%
$ 1,000	Minneapolis and St. Paul Metropolitan Airports
	Commission, (AMBAC), (AMT), 5.00%, 1/1/22	$ 1,021,410
1,475	Minneapolis and St. Paul Metropolitan Airports
	Commission, (AMBAC), (BHAC), 4.50%, 1/1/32	1,500,046
$ 2,521,456

Lease Revenue / Certificates of Participation — 0.9%
$ 560	Minnetonka Independent School District No. 276,
	5.00%, 3/1/29	$ 593,650
350	Plymouth Intermediate School District No. 287,
	5.00%, 2/1/25	379,981
$ 973,631

Miscellaneous — 1.9%
$ 2,000	Minneapolis Art Center Facilities, (Walker Art Center),
	5.125%, 7/1/21	$ 2,068,200
$ 2,068,200

Senior Living / Life Care — 0.7%
$ 975	St. Paul Housing and Redevelopment Authority, (Care
	Institute, Inc. - Highland), 8.75%, 11/1/24(4)	$ 759,028
$ 759,028

Special Tax Revenue — 4.9%
$ 270	Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$ 278,281
295	Guam, Limited Obligation Bonds, 5.75%, 12/1/34	303,885
2,000	Hennepin County, Sales Tax Revenue,
	4.75%, 12/15/33	2,073,540
2,000	Hennepin County, Sales Tax Revenue,
	4.75%, 12/15/37	2,060,740
500	Virgin Islands Public Finance Authority,
	6.75%, 10/1/37	558,925
$ 5,275,371

Principal Amount
(000’s omitted) Security	Value
Transportation — 1.0%
$ 1,000 Minneapolis and St. Paul Metropolitan Airports
Commission, 5.00%, 1/1/35(1)	$ 1,041,520
$ 1,041,520
Total Tax-Exempt Investments — 98.1%
(identified cost $100,717,402)	$106,280,514
Other Assets, Less Liabilities — 1.9%	$ 2,084,526
Net Assets — 100.0%	$108,365,040

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

GNMA - Government National Mortgage Association

MFMR - Multi-Family Mortgage Revenue

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Minnesota municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2010, 30.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.4% to 13.6% of total investments.

(1)	When-issued security.
(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.
(3)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.
(4)	Security is in default with respect to scheduled principal payments.

S e e notes to financ ial statem ents

Eaton Vance New Jersey Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS

Tax-Exe m pt Inve stm e nts — 114. 8%

Principal Amount
(000’s omitted)	Security	Value

Education — 13.7%
$ 750	New Jersey Educational Facilities Authority, (Georgian
	Court University), 5.00%, 7/1/27	$ 754,762
750	New Jersey Educational Facilities Authority, (Georgian
	Court University), 5.00%, 7/1/33	725,145
660	New Jersey Educational Facilities Authority, (Georgian
	Court University), 5.25%, 7/1/37	653,400
1,475	New Jersey Educational Facilities Authority, (Princeton
	University), 4.25%, 7/1/40	1,477,670
4,035	New Jersey Educational Facilities Authority, (Princeton
	University), 4.50%, 7/1/37(1)	4,137,368
10,125	New Jersey Educational Facilities Authority, (Princeton
	University), 4.50%, 7/1/38(1)	10,399,691
3,575	New Jersey Educational Facilities Authority, (Stevens
	Institute of Technology), 5.00%, 7/1/27	3,643,926
880	New Jersey Educational Facilities Authority, (Stevens
	Institute of Technology), 5.00%, 7/1/34	870,276
2,565	New Jersey Educational Facilities Authority, (University of
	Medicine and Dentistry), 7.50%, 12/1/32	2,952,931
8,580	Rutgers State University, 5.00%, 5/1/39(1)	9,142,591
		$ 34,757,760

Electric Utilities — 1.0%
$ 2,500	Salem County Pollution Control Financing Authority,
	(Public Service Enterprise Group, Inc.), (AMT),
	5.75%, 4/1/31	$ 2,513,700
		$ 2,513,700

General Obligations — 1.0%
$ 2,365	Morris County, 4.00%, 4/15/22(2)	$ 2,526,790
		$ 2,526,790

Health Care-Miscellaneous — 0.3%
$ 900	New Jersey Economic Development Authority, (Hudson
	County Occupational Center), 6.50%, 7/1/18	$ 815,427
		$ 815,427

Hospital — 13.4%
$ 1,700	Camden County Improvement Authority, (Cooper Health
	System), 5.00%, 2/15/35	$ 1,545,827
2,220	Camden County Improvement Authority, (Cooper Health
	System), 5.75%, 2/15/34	2,227,859
7,125	New Jersey Health Care Facilities Financing Authority,
	(AHS Hospital Corp.), 5.00%, 7/1/27	7,255,245

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$ 6,620	New Jersey Health Care Facilities Financing Authority,
	(Atlanticare Regional Medical Center), 5.00%, 7/1/37	$ 6,673,622
1,135	New Jersey Health Care Facilities Financing Authority,
	(Chilton Memorial Hospital), 5.50%, 7/1/29	1,120,495
1,110	New Jersey Health Care Facilities Financing Authority,
	(Chilton Memorial Hospital), 5.75%, 7/1/39	1,113,008
4,140	New Jersey Health Care Facilities Financing Authority,
	(Kennedy Health System), 5.625%, 7/1/31	4,163,142
6,915	New Jersey Health Care Facilities Financing Authority,
	(South Jersey Hospital), 5.00%, 7/1/46	6,754,572
3,000	New Jersey Health Care Facilities Financing Authority,
	(Virtua Health), 5.75%, 7/1/33	3,182,340
		$ 34,036,110

Housing — 3.5%
$ 5,435	New Jersey Housing & Mortgage Finance Agency,
	(Single Family Housing), (AMT), 4.70%, 10/1/37	$ 5,218,741
3,000	New Jersey Housing & Mortgage Finance Agency,
	(Single Family Housing), (AMT), 4.95%, 10/1/32	3,004,860
700	New Jersey Housing & Mortgage Finance Agency,
	(Single Family Housing), (AMT), 5.00%, 10/1/37	703,101
		$ 8,926,702

Industrial Development Revenue — 8.6%
$ 2,460	Middlesex County Pollution Control Authority, (Amerada
	Hess), 6.05%, 9/15/34	$ 2,516,777
6,780	New Jersey Economic Development Authority, (Anheuser-
	Busch Cos., Inc.), (AMT), 4.95%, 3/1/47	6,347,232
540	New Jersey Economic Development Authority,
	(Continental Airlines), (AMT), 6.25%, 9/15/29	517,606
1,875	New Jersey Economic Development Authority,
	(Continental Airlines), (AMT), 9.00%, 6/1/33	1,980,881
4,370	New Jersey Economic Development Authority, (New
	Jersey American Water Co., Inc.), (AMT),
	5.70%, 10/1/39	4,500,401
6,465	Virgin Islands Public Finance Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	5,992,344
		$ 21,855,241

Insured-Education — 4.7%
$ 9,690	New Jersey Educational Facilities Authority, (College of
	New Jersey), (AGM), 5.00%, 7/1/35(1)	$ 10,140,875
2,210	New Jersey Educational Facilities Authority, (Rowan
	University), (AGM), (FGIC), 3.00%, 7/1/28	1,826,720
		$ 11,967,595

S e e notes to financ ial statem ents

Eaton Vance New Jersey Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Gas Utilities — 3.9%
$ 9,610	New Jersey Economic Development Authority, (New
Jersey Natural Gas Co.), (FGIC), (NPFG), (AMT),
	4.90%, 10/1/40	$ 9,891,189
$ 9,891,189

Insured-General Obligations — 6.6%
$ 3,050	Hudson County Improvement Authority, (NPFG),
	0.00%, 12/15/35	$ 707,844
3,100	Hudson County Improvement Authority, (NPFG),
	0.00%, 12/15/36	674,002
5,150	Irvington Township, (AGM), 0.00%, 7/15/22	3,191,764
5,350	Irvington Township, (AGM), 0.00%, 7/15/23	3,129,590
10,850	Jackson Township School District, (NPFG),
	2.50%, 6/15/27	9,008,429
$ 16,711,629

Insured-Hospital — 3.8%
$ 4,100	New Jersey Economic Development Authority, (Hillcrest
	Health Services), (AMBAC), 0.00%, 1/1/19	$ 2,600,794
10,470	New Jersey Economic Development Authority, (St.
	Barnabas Medical Center), (NPFG), 0.00%, 7/1/26	3,328,413
3,480	New Jersey Health Care Facilities Financing Authority,
(St. Barnabas Health Care System), (NPFG),
	0.00%, 7/1/23	1,425,304
2,170	New Jersey Health Care Facilities Financing Authority,
	(Virtua Health), (AGC), 5.50%, 7/1/38	2,321,314
$ 9,675,825

Insured-Lease Revenue / Certificates of
Participation — 1.3%
$ 2,000	New Jersey Economic Development Authority, (School
	Facilities Construction), (AGC), 5.50%, 12/15/34	$ 2,204,580
1,000	South Jersey Port Corp., (Marine Terminal), (AGC),
	5.75%, 1/1/34	1,084,210
$ 3,288,790

Insured-Other Revenue — 1.2%
$ 2,785	Hudson County Improvement Authority, (Harrison
	Parking), (AGC), 5.25%, 1/1/39	$ 2,980,284
$ 2,980,284

Insured-Special Tax Revenue — 6.3%
$ 7,870	Garden Preservation Trust and Open Space and
	Farmland, (AGM), 0.00%, 11/1/24	$ 4,353,212
2,000	New Jersey Economic Development Authority, (Motor
	Vehicle Surcharges), (NPFG), 5.25%, 7/1/26	2,160,820

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue (continued)
$12,590	New Jersey Economic Development Authority, (Motor
	Vehicle Surcharges), (XLCA), 0.00%, 7/1/26	$ 5,647,371
5,890	New Jersey Economic Development Authority, (Motor
	Vehicle Surcharges), (XLCA), 0.00%, 7/1/27	2,475,214
4,145	Puerto Rico Sales Tax Financing Corp., (AMBAC),
	0.00%, 8/1/54	258,855
2,255	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/44	274,907
4,470	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/45	507,881
3,580	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/46	381,592
		$ 16,059,852

Insured-Student Loan — 2.3%
$ 5,445	New Jersey Higher Education Assistance Authority, (AGC),
	(AMT), 6.125%, 6/1/30	$ 5,786,946
		$ 5,786,946

Insured-Transportation — 1.6%
$10,000	New Jersey Transportation Trust Fund Authority,
	(Transportation System), (BHAC), (FGIC),
	0.00%, 12/15/31	$ 3,235,100
850	South Jersey Transportation Authority, (AGC),
	5.50%, 11/1/33	930,869
		$ 4,165,969

Insured-Water and Sewer — 6.2%
$ 285	Middlesex County Utilities Authority, (NPFG),
	6.25%, 8/15/10	$ 285,576
8,845	New Jersey Economic Development Authority, (United
	Water New Jersey, Inc.), (AMBAC), (AMT),
	4.875%, 11/1/25	8,745,936
13,840	North Hudson Sewer Authority, (NPFG),
	0.00%, 8/1/25	6,645,691
		$ 15,677,203

Lease Revenue / Certificates of Participation — 6.9%
$ 720	Atlantic City, Public Facilities Lease Agreement,
	8.875%, 1/15/14	$ 860,573
785	Atlantic City, Public Facilities Lease Agreement,
	8.875%, 1/15/15	965,409
5,000	New Jersey Economic Development Authority, (Economic
	Recovery Fund), 0.00%, 3/15/13	4,757,600
1,000	New Jersey Economic Development Authority, (School
	Facilities Construction), 5.00%, 9/1/34	1,047,940

S e e notes to financ ial statem ents

Eaton Vance New Jersey Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Lease Revenue / Certificates of Participation (continued)
$ 3,000	New Jersey Economic Development Authority, (School
	Facilities Construction), 5.25%, 12/15/33	$ 3,220,860
6,540	New Jersey Health Care Facilities Financing Authority,
	(Hospital Asset Transformation Program),
	5.25%, 10/1/38	6,648,106
		$ 17,500,488

Other Revenue — 5.2%
$16,000	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/50	$ 548,320
34,960	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/55	632,776
1,680	New Jersey Economic Development Authority, (Duke
	Farms Foundation), 5.00%, 7/1/48(1)	1,782,144
7,500	New Jersey Economic Development Authority, (Duke
	Farms Foundation), 5.00%, 7/1/48(1)	7,956,000
20	New Jersey Economic Development Authority, (Duke
	Farms Foundation), 5.00%, 7/1/48	21,216
12,800	Tobacco Settlement Financing Corp., 0.00%, 6/1/41	638,976
2,440	Tobacco Settlement Financing Corp., 5.00%, 6/1/41	1,608,179
		$ 13,187,611

Senior Living / Life Care — 2.9%
$ 1,345	New Jersey Economic Development Authority, (Cranes
	Mill, Inc.), 5.875%, 7/1/28	$ 1,300,844
2,230	New Jersey Economic Development Authority, (Cranes
	Mill, Inc.), 6.00%, 7/1/38	2,125,614
3,390	New Jersey Economic Development Authority, (Forsgate),
	(AMT), 8.625%, 6/1/25(3)	2,303,979
1,935	New Jersey Economic Development Authority, (Seabrook
	Village), 5.25%, 11/15/36	1,606,611
		$ 7,337,048

Special Tax Revenue — 2.4%
$ 300	New Jersey Economic Development Authority, (Newark
	Downtown District Management Corp.),
	5.125%, 6/15/27	$ 289,632
525	New Jersey Economic Development Authority, (Newark
	Downtown District Management Corp.),
	5.125%, 6/15/37	483,021
15,000	Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/37	2,652,600
1,245	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	1,256,902
1,295	Virgin Islands Public Finance Authority,
	6.75%, 10/1/37	1,447,616
		$ 6,129,771

Principal Amount
(000’s omitted)	Security	Value

Student Loan — 3.8%
$ 635	New Jersey Higher Education Assistance Authority,
	5.625%, 6/1/30	$ 672,789
9,000	New Jersey Higher Education Assistance Authority,
	(AMT), Variable Rate, 1.337%, 6/1/36(1)(4)	8,974,530
		$ 9,647,319

Transportation — 11.3%
$ 1,550	Delaware River Port Authority, 5.00%, 1/1/35	$ 1,580,860
1,250	Delaware River Port Authority, 5.00%, 1/1/40	1,271,088
2,500	New Jersey Transportation Trust Fund Authority,
	(Transportation System), 5.875%, 12/15/38	2,769,700
6,000	New Jersey Turnpike Authority, 5.25%, 1/1/40	6,361,860
13,900	Port Authority of New York and New Jersey,
	6.125%, 6/1/94	16,799,540
		$ 28,783,048

Water and Sewer — 2.9%
$ 2,615	Cumberland County Improvement Authority, (Solid Waste
	System), 5.00%, 1/1/30	$ 2,635,449
4,870	New Jersey Economic Development Authority, (Atlantic
	City Sewer), (AMT), 5.45%, 4/1/28	4,870,633
		$ 7,506,082

Total Tax-Exempt Investments — 114.8%
(identified cost $286,378,679)		$291,728,379

Other Assets, Less Liabilities — (14.8)%		$ (37,631,178)

Net Assets — 100.0%		$254,097,201

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2010, 33.0% of total investments are backed by bond insurance of

S e e notes to financ ial statem ents

Eaton Vance New Jersey Municipal Income Fund as of July 31, 201 PORTFOLIO OF INVESTMENTS CONT’D

various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.1% to 12.1% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).
(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.
(3)	Security is in default and making only partial interest payments.
(4)	Security (or a portion thereof) has been pledged as collateral for inverse floating-rate security transactions. The aggregate value of such collateral is $1,774,530.

S e e notes to financ ial statem ent

Eaton Vance Pennsylvania Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS

Tax-Exe m pt Inve stm e nts — 111. 8%

Principal Amount
(000’s omitted)	Security	Value

Bond Bank — 1.8%
$ 5,000	Delaware Valley Regional Finance Authority,
	5.75%, 7/1/32	$ 5,502,750
		$ 5,502,750

Cogeneration — 0.8%
$ 3,200	Pennsylvania Economic Development Financing Authority,
	(Northampton Generating), (AMT), 6.50%, 1/1/13	$ 2,008,736
1,000	Pennsylvania Economic Development Financing Authority,
	(Northampton Generating), (AMT), 6.60%, 1/1/19	564,210
		$ 2,572,946

Education — 7.6%
$ 1,150	Allegheny County Higher Education Building Authority,
	(Duquesne University), 5.00%, 3/1/33	$ 1,169,400
1,000	Bucks County Industrial Development Authority, (George
	School), 5.00%, 9/15/34	1,039,310
1,500	Bucks County Industrial Development Authority, (George
	School), 5.00%, 9/15/39	1,546,485
2,000	Lancaster Higher Education Authority, (Franklin &
	Marshall College), 5.00%, 4/15/37	2,045,420
3,000	Northampton County General Purpose Authority,
	(Lafayette College), 5.00%, 11/1/34	3,159,330
4,000	Northampton County General Purpose Authority, (Lehigh
	University), 5.00%, 11/15/39	4,182,080
1,000	Pennsylvania Higher Educational Facilities Authority, (La
	Salle University), 5.00%, 5/1/37	955,900
3,800	Pennsylvania Higher Educational Facilities Authority,
	(University of Pennsylvania), 4.75%, 7/15/35	3,857,760
3,400	Pennsylvania State University, 4.50%, 8/15/36	3,418,700
2,000	Washington County Industrial Development Authority,
	(Washington and Jefferson College), 5.25%, 11/1/30	2,095,480
		$ 23,469,865

Electric Utilities — 0.8%
$ 2,250	York County Industrial Development Authority, Pollution
	Control Revenue, (Public Service Enterprise Group, Inc.),
	5.50%, 9/1/20	$ 2,302,515
		$ 2,302,515

Escrowed / Prerefunded — 0.7%
$ 675	Allegheny County Industrial Development Authority,
	(Residential Resources, Inc.), Prerefunded to 9/1/11,
	6.60%, 9/1/31	$ 718,943

Principal Amount
(000’s omitted)	Security	Value

Escrowed / Prerefunded (continued)
$ 1,210	Bucks County Industrial Development Authority,
	(Pennswood Village), Prerefunded to 10/1/12,
	6.00%, 10/1/27	$ 1,362,133
		$ 2,081,076

General Obligations — 2.2%
$ 2,000	Centennial School District, Bucks County,
	5.00%, 12/15/37	$ 2,116,080
1,000	Chester County, 5.00%, 7/15/27(1)	1,116,520
410	Chester County, 5.00%, 7/15/28(1)	454,776
2,000	Montgomery County, 4.375%, 12/1/31(1)	2,060,520
1,000	Radnor Township, 5.125%, 7/15/34	1,037,340
		$ 6,785,236

Hospital — 15.7%
$ 3,000	Allegheny County Hospital Development Authority,
	(University of Pittsburgh Medical Center),
	5.50%, 8/15/34	$ 3,085,980
4,220	Dauphin County General Authority, (Pinnacle Health
	System), 6.00%, 6/1/29	4,505,694
1,000	Franklin County Industrial Development Authority, (The
	Chambersburg Hospital), 5.375%, 7/1/42	1,002,620
2,735	Hazelton Health Services Authority, (Hazelton General
	Hospital), 5.50%, 7/1/27	2,446,321
1,000	Lancaster County Hospital Authority, (Lancaster General
	Hospital), 5.00%, 3/15/22	1,055,860
1,050	Lebanon County Health Facilities Authority, (Good
	Samaritan Hospital), 6.00%, 11/15/35	953,799
4,855	Lehigh County General Purpose Authority, (Lehigh Valley
	Health Network), 5.25%, 7/1/32	4,886,121
3,250	Lycoming County Authority, (Susquehanna Health
	System), 5.75%, 7/1/39	3,322,605
2,000	Monroe County Hospital Authority, (Pocono Medical
	Center), 5.125%, 1/1/37	1,975,660
1,000	Monroe County Hospital Authority, (Pocono Medical
	Center), 5.25%, 1/1/43	992,250
9,000	Pennsylvania Higher Educational Facilities Authority,
	(University of Pennsylvania Health System),
	6.00%, 8/15/26(2)	10,131,660
3,150	Pennsylvania Higher Educational Facilities Authority,
	(UPMC Health System), 5.00%, 5/15/31	3,193,627
4,100	Pennsylvania Higher Educational Facilities Authority,
	(UPMC Health System), 6.00%, 1/15/31	4,249,240
3,300	Philadelphia Hospitals and Higher Education Facilities
	Authority, (Children’s Hospital), 4.50%, 7/1/37	3,259,278
1,500	South Fork Municipal Authority, (Conemaugh Health
	System), 5.50%, 7/1/29	1,484,280

S e e notes to financ ial statem ents

Eaton Vance Pennsylvania Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$ 1,885	Washington County Hospital Authority, (Monongahela
	Hospital), 5.50%, 6/1/17	$ 1,952,332
		$ 48,497,327

Housing — 6.4%
$ 1,865	Allegheny County Residential Finance Authority, SFMR,
	(AMT), 4.95%, 11/1/37	$ 1,842,863
6,460	Pennsylvania Housing Finance Agency, SFMR, (AMT),
	4.70%, 10/1/37	6,138,292
3,165	Pennsylvania Housing Finance Agency, SFMR, (AMT),
	4.875%, 4/1/26	3,185,129
5,960	Pennsylvania Housing Finance Agency, SFMR, (AMT),
	4.90%, 10/1/37	5,933,001
2,745	Pennsylvania Housing Finance Agency, SFMR, (AMT),
	5.25%, 4/1/32	2,757,407
		$ 19,856,692

Industrial Development Revenue — 1.9%
$ 500	Erie Industrial Development Authority, (International
	Paper), (AMT), 5.85%, 12/1/20	$ 500,240
1,200	Luzerne County Industrial Development Authority,
	(Pennsylvania-American Water Co.), 5.50%, 12/1/39	1,242,876
1,500	New Morgan Industrial Development Authority,
	(Browning-Ferris Industries, Inc.), (AMT),
	6.50%, 4/1/19	1,501,110
1,000	Pennsylvania Economic Development Financing Authority,
	(Pennsylvania-American Water Co.), 6.20%, 4/1/39	1,087,900
1,500	Pennsylvania Economic Development Financing Authority,
	(Waste Management, Inc.), (AMT), 5.10%, 10/1/27	1,501,230
		$ 5,833,356

Insured-Education — 7.7%
$ 3,000	Lycoming County Authority, (Pennsylvania College of
	Technology), (AGC), 5.50%, 10/1/37	$ 3,158,760
1,350	Lycoming County Authority, (Pennsylvania College of
	Technology), (AMBAC), 5.25%, 5/1/32	1,305,707
2,500	Pennsylvania Higher Educational Facilities Authority,
	(Drexel University), (NPFG), 5.00%, 5/1/37	2,572,550
2,500	Pennsylvania Higher Educational Facilities Authority,
	(State System of Higher Education), (NPFG),
	5.00%, 6/15/23	2,712,825
2,875	Pennsylvania Higher Educational Facilities Authority,
	(Temple University), (NPFG), 4.50%, 4/1/36	2,787,542
4,850	Pennsylvania Higher Educational Facilities Authority,
	(Temple University), (NPFG), 5.00%, 4/1/25	5,104,916
1,400	Pennsylvania Higher Educational Facilities Authority,
	(University of Pennsylvania), (NPFG), 4.50%, 6/15/36	1,395,688

Principal Amount
(000’s omitted)	Security	Value

Insured-Education (continued)
$ 3,535	Pennsylvania Higher Educational Facilities Authority,
	(University of the Sciences in Philadelphia), (AGC),
	5.00%, 11/1/32	$ 3,690,186
965	Pennsylvania Higher Educational Facilities Authority,
	(University of the Sciences in Philadelphia), (XLCA),
	4.75%, 11/1/33	970,433
		$ 23,698,607

Insured-Electric Utilities — 1.3%
$ 2,055	Lehigh County Industrial Development Authority, (PPL
	Electric Utilities Corp.), (FGIC), (NPFG),
	4.75%, 2/15/27	$ 2,066,631
1,830	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/35	1,864,496
		$ 3,931,127

Insured-Escrowed / Prerefunded — 6.2%
$ 2,500	Erie School District, (NPFG), Escrowed to Maturity,
	0.00%, 5/1/19	$ 1,909,375
2,625	Erie School District, (NPFG), Escrowed to Maturity,
	0.00%, 5/1/20	1,898,505
2,625	Erie School District, (NPFG), Escrowed to Maturity,
	0.00%, 5/1/21	1,798,624
3,625	Erie School District, (NPFG), Escrowed to Maturity,
	0.00%, 5/1/22	2,359,549
2,320	McKeesport Area School District, (AMBAC), Escrowed to
	Maturity, 0.00%, 10/1/25	1,274,121
2,610	Westmoreland Municipal Authority, (FGIC), Escrowed to
	Maturity, 0.00%, 8/15/19	1,970,654
5,780	Westmoreland Municipal Authority, Series A, (FGIC),
	Escrowed to Maturity, 0.00%, 8/15/20	4,133,451
5,400	Westmoreland Municipal Authority, Series C, (FGIC),
	Escrowed to Maturity, 0.00%, 8/15/20	3,888,486
		$ 19,232,765

Insured-General Obligations — 15.3%
$ 2,150	Beaver County, (AGM), 5.55%, 11/15/31	$ 2,328,859
1,885	Bethlehem Area School District, (AGM),
	5.25%, 1/15/25	2,050,428
940	Bethlehem Area School District, (AGM),
	5.25%, 1/15/26	1,014,843
3,000	Centennial School District, (AGM), 5.25%, 12/15/37	3,189,840
2,170	Elizabeth Forward School District, (NPFG),
	0.00%, 9/1/20	1,478,161
2,170	Elizabeth Forward School District, (NPFG),
	0.00%, 9/1/21	1,399,932
2,170	Elizabeth Forward School District, (NPFG),
	0.00%, 9/1/22	1,323,526

S e e notes to financ ial statem ents

Eaton Vance Pennsylvania Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations (continued)
$ 2,170	Elizabeth Forward School District, (NPFG),
	0.00%, 9/1/23	$ 1,249,486
2,180	Harrisburg, (AMBAC), 0.00%, 3/15/17	1,166,126
2,000	Harrisburg School District, (AGC), 5.00%, 11/15/33	2,091,040
5,175	Hazelton School District, (FGIC), (NPFG),
	0.00%, 3/1/21	3,256,731
1,000	Hopewell School District, (AGM), 0.00%, 9/1/22	621,590
2,000	Hopewell School District, (AGM), 0.00%, 9/1/26	988,380
1,315	Lake Lehman School District, (NPFG), 0.00%, 4/1/26	627,281
2,325	Lancaster County, (AGM), 5.00%, 3/1/31	2,460,152
1,430	Mars Area School District, (NPFG), Escrowed to Maturity,
	0.00%, 3/1/14	1,365,264
1,100	McKeesport Area School District, (AMBAC),
	0.00%, 10/1/25	546,909
2,340	McKeesport Area School District, (AMBAC),
	0.00%, 10/1/27	1,022,603
5,000	Norwin School District, (AGM), 3.25%, 4/1/33	4,009,150
1,500	Philadelphia, (AGC), 7.00%, 7/15/28	1,725,720
1,290	Philadelphia School District, (FGIC), (NPFG),
	4.375%, 6/1/34	1,248,178
8,500	Scranton School District, (AGM), 5.00%, 7/15/38	8,766,560
2,000	State Public School Building Authority, (Harrisburg School
	District), (AGC), 4.75%, 11/15/33	2,035,840
1,200	West Mifflin Area School District, (AGM),
	5.125%, 4/1/31	1,271,760
		$ 47,238,359

Insured-Hospital — 5.6%
$ 3,750	Allegheny County Hospital Development Authority,
	(Magee-Women’s Hospital), (FGIC), (NPFG),
	0.00%, 10/1/15	$ 3,204,375
2,000	Allegheny County Hospital Development Authority, (UPMC
	Health System), (NPFG), 6.00%, 7/1/24	2,350,960
3,000	Centre County Hospital Authority, (Mount Nittany Medical
	Center), (AGC), 6.25%, 11/15/44	3,133,560
6,930	Lehigh County General Purpose Authority, (Lehigh Valley
	Health Network), (AGM), 5.00%, 7/1/35(2)	7,014,269
1,310	Washington County Hospital Authority, (Washington
	Hospital), (AMBAC), 5.50%, 7/1/17	1,405,604
		$ 17,108,768

Insured-Industrial Development Revenue — 1.2%
$ 4,000	York County Industrial Development Authority, (York
	Water Co.), (FGIC), (AMT), 4.75%, 10/1/36	$ 3,601,440
		$ 3,601,440

Principal Amount
(000’s omitted)	Security	Value

Insured-Lease Revenue / Certificates of
Participation — 3.8%
$ 1,000	Commonwealth Financing Authority, (AGC),
	5.00%, 6/1/31	$ 1,045,340
9,500	State Public School Building Authority, (AGM),
	5.50%, 6/1/28(2)	10,800,645
		$ 11,845,985

Insured-Special Tax Revenue — 1.3%
$ 2,000	Puerto Rico Infrastructure Financing Authority, (BHAC),
	(FGIC), 5.50%, 7/1/20	$ 2,353,840
11,000	Puerto Rico Sales Tax Financing Corp., (AMBAC),
	0.00%, 8/1/54	686,950
2,035	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/44	248,087
4,035	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/45	458,456
3,225	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/46	343,753
		$ 4,091,086

Insured-Transportation — 12.7%
$ 8,800	Pennsylvania Turnpike Commission, (AGM),
	5.25%, 7/15/30(2)	$ 9,912,320
6,000	Philadelphia, Airport Revenue, (AGM), (AMT),
	5.00%, 6/15/27	5,992,860
5,970	Philadelphia, Airport Revenue, (NPFG), (AMT),
	4.75%, 6/15/35	5,677,052
11,000	Puerto Rico Highway and Transportation Authority, (AGC),
	(AGM), 5.25%, 7/1/36(2)	11,486,750
6,000	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(2)	6,258,840
		$ 39,327,822

Insured-Utilities — 2.6%
$ 8,245	Philadelphia Gas Works, (AMBAC), 5.00%, 10/1/37(3)	$ 8,088,263
		$ 8,088,263

Insured-Water and Sewer — 7.8%
$ 5,125	Allegheny County Sanitation Authority, (FGIC), (NPFG),
	5.00%, 12/1/37	$ 5,198,697
460	Allegheny County Sanitation Authority, (NPFG),
	5.50%, 12/1/30	465,916
3,905	Chester County Industrial Development Authority, (Aqua
	Pennsylvania, Inc.), (FGIC), (NPFG), (AMT),
	5.00%, 2/1/40	3,914,645

S e e notes to financ ial statem ents

Eaton Vance Pennsylvania Municipal Income Fund as of July 31, 2010 PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Water and Sewer (continued)
$ 5,670	Delaware County Industrial Development Authority, (Aqua
	Pennsylvania, Inc.), (FGIC), (NPFG), (AMT),
	5.00%, 2/1/35	$ 5,700,618
4,125	Delaware County Industrial Development Authority, (Aqua
	Pennsylvania, Inc.), (FGIC), (NPFG), (AMT),
	5.00%, 11/1/36	4,144,553
3,000	Philadelphia, Water and Wastewater Revenue, (AGM),
	5.00%, 8/1/35(4)	3,074,790
2,235	Westmoreland Municipal Authority, (FGIC),
	0.00%, 8/15/19	1,443,743
		$ 23,942,962

Nursing Home — 1.7%
$ 2,000	Allegheny County Housing Development Authority, (Villa
	St. Joseph), 6.00%, 8/15/28	$ 1,781,780
2,595	Montgomery County Industrial Development Authority,
	(Advancement of Geriatric Health Care Institute),
	8.375%, 7/1/23	2,597,829
1,080	Westmoreland County Industrial Development Authority,
	(Highland Health Systems, Inc.), 9.25%, 6/1/22	906,746
		$ 5,286,355

Senior Living / Life Care — 1.6%
$ 2,500	Cliff House Trust, (AMT), 6.625%, 6/1/27	$ 1,311,200
1,835	Lancaster County Hospital Authority, (Willow Valley
	Retirement Communities), 5.875%, 6/1/31	1,857,020
600	Montgomery County Industrial Development Authority,
	(Foulkeways at Gwynedd), 5.00%, 12/1/24	596,922
1,300	Montgomery County Industrial Development Authority,
	(Foulkeways at Gwynedd), 5.00%, 12/1/30	1,247,038
		$ 5,012,180

Special Tax Revenue — 1.3%
$12,500	Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/38	$ 2,062,000
1,080	Puerto Rico Sales Tax Financing Corp.,
	5.25%, 8/1/57(2)	1,090,325
10	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	10,096
810	Virgin Islands Public Finance Authority,
	6.75%, 10/1/37	905,458
		$ 4,067,879

Transportation — 2.8%
$ 1,550	Delaware River Port Authority, 5.00%, 1/1/35	$ 1,580,860
950	Delaware River Port Authority, 5.00%, 1/1/40	966,027
750	Pennsylvania Economic Development Financing Authority,
	(Amtrak), (AMT), 6.25%, 11/1/31	761,453

Principal Amount
(000’s omitted)	Security	Value
Transportation (continued)
$ 1,000	Pennsylvania Turnpike Commission, 0.00%, 12/1/38	$ 721,570
4,500	Pennsylvania Turnpike Commission, 5.25%, 6/1/36	4,646,970
		$ 8,676,880

Water and Sewer — 1.0%
$ 1,750	Harrisburg Water Authority, 5.25%, 7/15/31	$ 1,749,947
1,235	Philadelphia, Water and Wastewater Revenue,
	5.25%, 1/1/32	1,298,825
		$ 3,048,772

Total Tax-Exempt Investments — 111.8%
(identified cost $334,365,398)		$345,101,013

Other Assets, Less Liabilities — (11.8)%		$ (36,301,672)

Net Assets — 100.0%		$308,799,341

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

NPFG - National Public Finance Guaranty Corp.

SFMR - Single Family Mortgage Revenue

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2010, 58.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.3% to 21.7% of total investments.

(1)   Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(2)   Security represents the underlying municipal bond of an inverse floater (see Note 1I).

(3)  Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(4)   When-issued security.

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS State m ents of Asse ts and Liabilities As of July 31, 2010

	Arizona Fund	Colorado Fund	Connecticut Fund	Michigan Fund

Assets

Investments —
Identified cost	$90,853,914	$33,870,830	$129,209,107	$48,353,460
Unrealized appreciation	4,486,350	240,323	5,248,390	2,268,618

Investments, at value	$ 95,340,264	$ 34,111,153	$ 134,457,497	$ 50,622,078
Cash	$ 1,432,178	$ 773,036	$ 1,977,486	$ 379,656
Interest receivable	546,524	379,173	1,361,973	447,850
Receivable for investments sold	24,028	—	995,000	—
Receivable for Fund shares sold	26,864	7,007	66,662	8,523

Total assets	$ 97,369,858	$ 35,270,369	$ 138,858,618	$ 51,458,107

Liabilities

Payable for floating rate notes issued	$ 1,700,000	$ —	$ 7,225,000	$ 995,000
Payable for variation margin on open financial futures contracts	108,781	30,031	42,125	46,844
Payable for open swap contracts	102,045	33,187	156,172	70,277
Payable for Fund shares redeemed	229,096	38,420	188,771	54,963
Distributions payable	134,428	57,168	142,413	73,279
Payable to affiliates:
Investment adviser fee	27,973	6,235	41,837	11,419
Distribution and service fees	23,701	6,979	29,730	10,784
Interest expense and fees payable	793	—	4,084	423
Accrued expenses	71,677	49,656	87,058	61,730

Total liabilities	$ 2,398,494	$ 221,676	$ 7,917,190	$ 1,324,719

Net Assets	$ 94,971,364	$ 35,048,693	$ 130,941,428	$ 50,133,388

Sources of Net Assets

Paid-in capital	$97,543,397	$37,750,767	$129,988,505	$51,381,729
Accumulated net realized loss	(6,672,437)	(2,808,580)	(3,865,624)	(3,371,017)
Accumulated undistributed (distributions in excess of) net investment income	(66,344)	(6,560)	(142,413)	74,141
Net unrealized appreciation	4,166,748	113,066	4,960,960	2,048,535

Net Assets	$ 94,971,364	$ 35,048,693	$ 130,941,428	$ 50,133,388

Class A Shares

Net Assets	$83,120,246	$33,583,484	$110,954,692	$46,491,985
Shares Outstanding	8,844,822	3,777,404	10,872,718	5,218,048
Net Asset Value and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ 9.40	$ 8.89	$ 10.20	$ 8.91
Maximum Offering Price Per Share
(100 95.25 of net asset value per share)	$ 9.87	$ 9.33	$ 10.71	$ 9.35

Class B Shares

Net Assets	$ 3,086,409	$ 1,095,092	$ 5,618,884	$ —
Shares Outstanding	295,502	113,147	553,194	—
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ 10.44	$ 9.68	$ 10.16	$ —

Class C Shares

Net Assets	$ 8,764,709	$ 370,117	$ 7,683,808	$ 3,641,403
Shares Outstanding	838,609	38,189	755,664	408,426
Net Asset Value and Offering Price Per Share**
(net assets shares of beneficial interest outstanding)	$ 10.45	$ 9.69	$ 10.17	$ 8.92

Class I Shares

Net Assets	$ —	$ —	$ 6,684,044	$ —
Shares Outstanding	—	—	654,817	—
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ —	$ —	$ 10.21	$ —

On sales of $50,000 or more, the offering price of Class A shares is reduced.
* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

S e e notes to financ ial statem ents 43

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D State m ents of Asse ts and Liabilities As of July 31, 2010

	Minnesota Fund	New Jersey Fund	Pennsylvania Fund

Assets

Investments —
Identified cost	$100,717,402	$286,378,679	$334,365,398
Unrealized appreciation	5,563,112	5,349,700	10,735,615

Investments, at value	$ 106,280,514	$ 291,728,379	$ 345,101,013
Cash	$ 1,645,090	$ 1,142,182	$ 3,323,573
Interest receivable	1,265,070	2,039,058	3,174,546
Receivable for investments sold	1,702,638	2,501,716	220,376
Receivable for Fund shares sold	110,321	161,783	224,484

Total assets	$ 111,003,633	$ 297,573,118	$ 352,043,992

Liabilities

Payable for floating rate notes issued	$ —	$ 38,745,000	$ 36,475,000
Payable for investments purchased	—	2,938,074	—
Payable for when-issued securities	2,060,640	—	3,066,270
Payable for variation margin on open financial futures contracts	129,062	440,625	1,198,438
Payable for open swap contracts	43,734	385,585	564,224
Payable for Fund shares redeemed	176,150	257,063	1,066,655
Distributions payable	97,813	373,853	476,576
Payable to affiliates:
Investment adviser fee	32,559	92,043	112,356
Distribution and service fees	30,912	61,720	86,897
Interest expense and fees payable	—	40,603	44,206
Accrued expenses	67,723	141,351	154,029

Total liabilities	$ 2,638,593	$ 43,475,917	$ 43,244,651

Net Assets	$ 108,365,040	$ 254,097,201	$ 308,799,341

Sources of Net Assets

Paid-in capital	$106,730,028	$281,097,466	$333,407,472
Accumulated net realized loss	(3,671,077)	(31,921,383)	(31,802,147)
Accumulated undistributed net investment income	44,829	1,238,079	67,803
Net unrealized appreciation	5,261,260	3,683,039	7,126,213

Net Assets	$ 108,365,040	$ 254,097,201	$ 308,799,341

Class A Shares

Net Assets	$ 89,036,443	$214,220,056	$210,024,403
Shares Outstanding	9,591,552	23,241,743	23,182,044
Net Asset Value and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ 9.28	$ 9.22	$ 9.06
Maximum Offering Price Per Share
(100 95.25 of net asset value per share)	$ 9.74	$ 9.68	$ 9.51

Class B Shares

Net Assets	$ 4,037,910	$ —	$ 17,328,061
Shares Outstanding	404,263	—	1,847,934
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ 9.99	$ —	$ 9.38

Class C Shares

Net Assets	$ 15,290,687	$ 31,491,415	$ 46,080,247
Shares Outstanding	1,531,830	3,274,068	4,911,527
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ 9.98	$ 9.62	$ 9.38

Class I Shares

Net Assets	$ —	$ 8,385,730	$ 35,366,630
Shares Outstanding	—	909,592	3,888,529
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ —	$ 9.22	$ 9.10

On sales of $50,000 or more, the offering price of Class A shares is reduced.
* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

S e e notes to financ ial statem ents 44

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Statements of Operations For the Year Ended July 31, 2010

	Arizona Fund	Colorado Fund	Connecticut Fund	Michigan Fund

Investment Income
Interest	$ 4,925,299	$1,851,149	$ 6,492,864	$2,720,419
Total investment income	$ 4,925,299	$1,851,149	$ 6,492,864	$2,720,419

Expenses
Investment adviser fee	$ 338,415	$ 77,659	$ 490,328	$ 140,571
Distribution and service fees
Class A	168,896	68,679	221,607	95,904
Class B	38,436	16,194	68,247	—
Class C	85,451	3,528	65,940	36,969
Trustees’ fees and expenses	3,829	1,745	4,969	2,265
Custodian fee	70,088	34,339	85,372	44,301
Transfer and dividend disbursing agent fees	31,143	16,720	52,511	30,376
Legal and accounting services	41,147	30,503	54,074	36,189
Printing and postage	14,000	6,400	11,907	8,574
Registration fees	12,588	5,764	9,783	4,088
Interest expense and fees	13,212	—	60,224	6,959
Miscellaneous	19,874	15,394	22,104	15,725
Total expenses	$ 837,079	$ 276,925	$ 1,147,066	$ 421,921
Deduct —
Reduction of custodian fee	$ 907	$ 177	$ 861	$ 172
Total expense reductions	$ 907	$ 177	$ 861	$ 172

Net expenses	$ 836,172	$ 276,748	$ 1,146,205	$ 421,749

Net investment income	$ 4,089,127	$1,574,401	$ 5,346,659	$2,298,670

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$ (290,857)	$ (232,272)	$ 207,057	$ 12,735
Financial futures contracts	(1,005,975)	(423,478)	(598,247)	(681,380)
Swap contracts	(304,951)	(43,744)	(205,853)	(92,634)
Net realized loss	$ (1,601,783)	$ (699,494)	$ (597,043)	$ (761,279)
Change in unrealized appreciation (depreciation) —
Investments	$ 6,020,149	$3,416,428	$ 6,561,850	$3,794,895
Financial futures contracts	(29,846)	(24,807)	(33,155)	(44,256)
Swap contracts	66,041	(12,425)	(58,472)	(26,312)
Net change in unrealized appreciation (depreciation)	$ 6,056,344	$3,379,196	$ 6,470,223	$3,724,327

Net realized and unrealized gain	$ 4,454,561	$2,679,702	$ 5,873,180	$2,963,048

Net increase in net assets from operations	$ 8,543,688	$4,254,103	$11,219,839	$5,261,718

S e e notes to financ ial statem ents 45

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Statements of Operations For the Year Ended July 31, 2010

	Minnesota Fund	New Jersey Fund	Pennsylvania Fund

Investment Income
Interest	$4,889,074	$15,126,968	$17,686,810
Total investment income	$4,889,074	$ 15,126,968	$ 17,686,810

Expenses
Investment adviser fee	$ 355,384	$ 1,087,012	$ 1,363,250
Distribution and service fees
Class A	165,571	443,037	438,287
Class B	45,128	—	192,303
Class C	133,899	288,240	423,708
Trustees’ fees and expenses	4,087	9,306	11,280
Custodian fee	69,060	155,596	173,533
Transfer and dividend disbursing agent fees	42,491	122,281	165,566
Legal and accounting services	36,534	74,652	83,742
Printing and postage	11,185	26,908	30,380
Registration fees	5,134	9,943	10,075
Interest expense and fees	—	277,212	278,752
Miscellaneous	20,048	31,162	36,858
Total expenses	$ 888,521	$ 2,525,349	$ 3,207,734
Deduct —
Reduction of custodian fee	$ 1,053	$ 263	$ 1,724
Total expense reductions	$ 1,053	$ 263	$ 1,724

Net expenses	$ 887,468	$ 2,525,086	$ 3,206,010

Net investment income	$4,001,606	$ 12,601,882	$ 14,480,800

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$ 114,105	$ 618,362	$ (398,020)
Financial futures contracts	(802,576)	(3,075,828)	(7,816,653)
Swap contracts	(130,693)	(1,152,279)	(1,099,210)
Net realized loss	$ (819,164)	$ (3,609,745)	$ (9,313,883)
Change in unrealized appreciation (depreciation) —
Investments	$4,812,105	$22,336,409	$23,481,553
Financial futures contracts	(137,570)	(1,127,063)	(821,222)
Swap contracts	28,303	249,541	6,182
Net change in unrealized appreciation (depreciation)	$4,702,838	$ 21,458,887	$ 22,666,513

Net realized and unrealized gain	$3,883,674	$ 17,849,142	$ 13,352,630

Net increase in net assets from operations	$7,885,280	$ 30,451,024	$ 27,833,430

S e e notes to financ ial statem ents 46

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D State ments of Change s in Ne t A ssets For the Year Ended July 31, 2010

Increase (Decrease) in Net Assets	Arizona Fund	Colorado Fund	Connecticut Fund	Michigan Fund
From operations —
Net investment income	$ 4,089,127	$ 1,574,401	$ 5,346,659	$ 2,298,670
Net realized loss from investment transactions, financial futures contracts
and swap contracts	(1,601,783)	(699,494)	(597,043)	(761,279)
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and swap contracts	6,056,344	3,379,196	6,470,223	3,724,327
Net increase in net assets from operations	$ 8,543,688	$ 4,254,103	$ 11,219,839	$ 5,261,718
Distributions to shareholders —
From net investment income
Class A	$ (3,508,419)	$ (1,444,732)	$ (4,704,175)	$ (2,135,144)
Class B	(139,229)	(59,388)	(252,090)	—
Class C	(308,214)	(12,914)	(241,457)	(144,322)
Class I	—	—	(204,736)	—
Total distributions to shareholders	$ (3,955,862)	$ (1,517,034)	$ (5,402,458)	$ (2,279,466)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 7,225,203	$ 4,073,114	$ 10,645,628	$ 2,338,264
Class B	234,789	18,575	359,728	—
Class C	1,166,745	12,513	3,063,972	1,048,798
Class I	—	—	4,498,053	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,940,703	756,427	3,272,704	1,297,719
Class B	79,025	40,264	162,673	—
Class C	220,788	6,102	140,957	94,403
Class I	—	—	89,413	—
Cost of shares redeemed
Class A	(13,733,801)	(7,839,151)	(18,603,191)	(7,800,913)
Class B	(844,098)	(359,969)	(741,077)	—
Class C	(1,590,164)	(32,004)	(1,462,259)	(1,225,673)
Class I	—	—	(164,257)	—
Net asset value of shares exchanged
Class A	1,359,067	918,318	2,918,293	—
Class B	(1,359,067)	(918,318)	(2,918,293)	—
Net increase (decrease) in net assets from Fund share transactions	$ (5,300,810)	$ (3,324,129)	$ 1,262,344	$ (4,247,402)

Net increase (decrease) in net assets	$ (712,984)	$ (587,060)	$ 7,079,725	$ (1,265,150)

Net Assets
At beginning of year	$ 95,684,348	$35,635,753	$123,861,703	$51,398,538
At end of year	$ 94,971,364	$ 35,048,693	$ 130,941,428	$ 50,133,388

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets

At end of year	$ (66,344)	$ (6,560)	$ (142,413)	$ 74,141

S e e notes to financ ial statem ents 47

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D State ments of Change s in Ne t A ssets For the Year Ended July 31, 2010

Increase (Decrease) in Net Assets	Minnesota Fund	New Jersey Fund	Pennsylvania Fund
From operations —
Net investment income	$ 4,001,606	$ 12,601,882	$ 14,480,800
Net realized loss from investment transactions, financial futures contracts and swap contracts	(819,164)	(3,609,745)	(9,313,883)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and
swap contracts	4,702,838	21,458,887	22,666,513
Net increase in net assets from operations	$ 7,885,280	$ 30,451,024	$ 27,833,430
Distributions to shareholders —
From net investment income
Class A	$ (3,230,898)	$ (10,700,115)	$ (9,946,020)
Class B	(149,931)	—	(772,031)
Class C	(446,690)	(1,254,265)	(1,700,397)
Class I	—	(289,809)	(1,446,463)
Total distributions to shareholders	$ (3,827,519)	$ (12,244,189)	$ (13,864,911)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 18,812,426	$ 14,961,289	$ 22,063,023
Class B	311,703	—	1,561,936
Class C	5,001,195	7,982,121	11,527,067
Class I	—	7,346,089	14,161,132
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,337,725	6,920,242	6,529,474
Class B	97,085	—	449,264
Class C	246,168	787,649	1,212,114
Class I	—	29,439	48,497
Cost of shares redeemed
Class A	(10,965,572)	(39,055,562)	(45,886,152)
Class B	(617,116)	—	(2,982,206)
Class C	(2,576,603)	(5,478,539)	(6,874,145)
Class I	—	(980,625)	(2,505,064)
Net asset value of shares exchanged
Class A	1,193,028	—	4,866,346
Class B	(1,193,028)	—	(4,866,346)
Net increase (decrease) in net assets from Fund share transactions	$ 12,647,011	$ (7,487,897)	$ (695,060)

Net increase in net assets	$ 16,704,772	$ 10,718,938	$ 13,273,459

Net Assets
At beginning of year	$ 91,660,268	$243,378,263	$295,525,882
At end of year	$108,365,040	$ 254,097,201	$ 308,799,341

Accumulated undistributed net investment income
included in net assets

At end of year	$ 44,829	$ 1,238,078	$ 67,803

S e e notes to financ ial statem ents 48

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D State ments of Change s in Ne t A ssets For the Year Ended July 31, 2009

Increase (Decrease) in Net Assets	Arizona Fund	Colorado Fund	Connecticut Fund	Michigan Fund
From operations —
Net investment income	$ 4,427,099	$ 1,645,229	$ 5,416,659	$ 2,624,814
Net realized loss from investment transactions, financial futures contracts
and swap contracts	(3,318,121)	(1,308,031)	(2,701,461)	(2,228,329)
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and swap contracts	(577,636)	(1,384,904)	(327,015)	(1,943,233)
Net increase (decrease) in net assets from operations	$ 531,342	$ (1,047,706)	$ 2,388,183	$ (1,546,748)
Distributions to shareholders —
From net investment income
Class A	$ (3,862,883)	$ (1,543,581)	$ (4,770,369)	$ (2,493,538)
Class B	(216,302)	(109,508)	(415,377)	—
Class C	(291,316)	(12,252)	(175,973)	(147,501)
Class I	—	—	(40,986)	—
Total distributions to shareholders	$ (4,370,501)	$ (1,665,341)	$ (5,402,705)	$ (2,641,039)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 12,466,620	$ 5,497,187	$ 21,775,497	$ 2,153,007
Class B	242,080	102,125	464,269	—
Class C	2,985,620	341,602	2,833,670	1,298,061
Class I	—	—	2,041,247	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,352,473	803,254	2,928,594	1,382,254
Class B	110,589	61,845	252,195	—
Class C	212,327	8,616	95,995	89,838
Class I	—	—	37,895	—
Cost of shares redeemed
Class A	(22,914,347)	(6,205,574)	(20,582,453)	(10,363,111)
Class B	(1,269,611)	(431,444)	(2,210,135)	—
Class C	(2,825,235)	(223,231)	(1,019,864)	(1,642,470)
Class I	—	—	(105,120)	—
Net asset value of shares exchanged
Class A	1,402,151	794,871	2,299,850	—
Class B	(1,402,151)	(794,871)	(2,299,850)	—
Net increase (decrease) in net assets from Fund share transactions	$ (8,639,484)	$ (45,620)	$ 6,511,790	$ (7,082,421)

Net increase (decrease) in net assets	$ (12,478,643)	$ (2,758,667)	$ 3,497,268	$ (11,270,208)

Net Assets
At beginning of year	$108,162,991	$38,394,420	$120,364,435	$ 62,668,746
At end of year	$ 95,684,348	$ 35,635,753	$ 123,861,703	$ 51,398,538

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets

At end of year	$ (80,434)	$ (54,779)	$ (91,820)	$ 69,691

S e e notes to financ ial statem ents 49

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D State ments of Change s in Ne t A ssets For the Year Ended July 31, 2009

Increase (Decrease) in Net Assets	Minnesota Fund	New Jersey Fund	Pennsylvania Fund
From operations —
Net investment income	$ 3,602,456	$ 13,066,071	$ 13,461,843
Net realized loss from investment transactions, financial futures contracts and swap contracts	(1,543,893)	(20,789,811)	(9,012,304)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and
swap contracts	1,404,760	(8,741,731)	(6,769,062)
Net increase (decrease) in net assets from operations	$ 3,463,323	$ (16,465,471)	$ (2,319,523)
Distributions to shareholders —
From net investment income
Class A	$ (3,048,312)	$ (11,652,913)	$ (10,437,242)
Class B	(213,253)	—	(1,022,590)
Class C	(357,003)	(1,110,580)	(1,360,344)
Class I	—	(61,385)	(636,909)
Total distributions to shareholders	$ (3,618,568)	$ (12,824,878)	$ (13,457,085)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 20,271,982	$ 14,507,369	$ 27,890,896
Class B	352,606	—	1,580,020
Class C	5,963,015	7,354,362	14,225,844
Class I	—	1,790,156	23,034,562
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,074,003	7,410,537	6,509,874
Class B	122,495	—	556,510
Class C	191,162	712,678	913,839
Class I	—	18,668	132
Cost of shares redeemed
Class A	(17,828,750)	(41,838,872)	(40,840,906)
Class B	(1,240,003)	—	(3,819,633)
Class C	(2,855,168)	(7,087,566)	(8,176,435)
Class I	—	(205,664)	(2,585,172)
Net asset value of shares exchanged
Class A	867,366	—	2,801,670
Class B	(867,366)	—	(2,801,670)
Net increase (decrease) in net assets from Fund share transactions	$ 7,051,342	$ (17,338,332)	$ 19,289,531

Net increase (decrease) in net assets	$ 6,896,097	$ (46,628,681)	$ 3,512,923

Net Assets
At beginning of year	$ 84,764,171	$290,006,944	$292,012,959
At end of year	$ 91,660,268	$ 243,378,263	$ 295,525,882

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets

At end of year	$ (98,541)	$ 956,831	$ (380,114)

S e e notes to financ ial statem ents 50

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D State ment of Cash Flows For the Year Ended July 31, 2010

Cash Flows From Operating Activities	New Jersey Fund
Net increase in net assets from operations	$ 30,451,024
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(36,094,930)
Investments sold	43,042,973
Net accretion/amortization of premium (discount)	(2,775,514)
Decrease in interest receivable	344,659
Decrease in receivable for investments sold	432,942
Increase in payable for investments purchased	2,938,074
Decrease in payable for variation margin on open financial futures contracts	(58,203)
Decrease in payable for open swap contracts	(249,541)
Decrease in payable to affiliate for investment adviser fee	(29,572)
Increase in payable to affiliate for distribution and service fees	4,606
Increase in interest expense and fees payable	12,754
Increase in accrued expenses	2,824
Net change in unrealized (appreciation) depreciation from investments	(22,336,409)
Net realized gain from investments	(618,362)
Net cash provided by operating activities	$ 15,067,325

Cash Flows From Financing Activities
Proceeds from Fund shares sold	$ 30,610,652
Fund shares redeemed	(45,611,172)
Distributions paid, net of reinvestments	(4,521,000)
Proceeds from secured borrowings	8,320,000
Decrease in demand note payable	(2,800,000)
Net cash used in financing activities	$ (14,001,520)

Net increase in cash	$ 1,065,805

Cash at beginning of year	$ 76,377

Cash at end of year	$ 1,142,182

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$ 7,737,330
Cash paid for interest and fees	$ 264,458

S e e notes to financ ial statem ent

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

			Arizona Fund — Class A
			Year Ended July 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 8.960	$ 9.220	$ 9.750	$ 9.730	$ 9.780

Income (Loss) From Operations
Net investment income(1)	$ 0.400	$ 0.409	$ 0.417	$ 0.433	$ 0.438
Net realized and unrealized gain (loss)	0.427	(0.266)	(0.535)	0.013	(0.055)
Total income (loss) from operations	$ 0.827	$ 0.143	$ (0.118)	$ 0.446	$ 0.383

Less Distributions
From net investment income	$ (0.387)	$ (0.403)	$ (0.412)	$ (0.426)	$ (0.433)
Total distributions	$ (0.387)	$ (0.403)	$ (0.412)	$ (0.426)	$ (0.433)
Net asset value — End of year	$ 9.400	$ 8.960	$ 9.220	$ 9.750	$ 9.730

Total Return(2)	9.35%	1.85%	(1.23)%	4.62%	4.00%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$83,120	$82,365	$92,266	$91,301	$72,090
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%	0.80%	0.76%	0.76%(3)	0.77%
Interest and fee expense(4)	0.01%	0.06%	0.14%	0.22%	0.27%
Total expenses before custodian fee reduction	0.76%	0.86%	0.90%	0.98%(3)	1.04%
Expenses after custodian fee reduction excluding interest and fees	0.75%	0.79%	0.73%	0.71%(3)	0.74%
Net investment income	4.30%	4.75%	4.37%	4.40%	4.50%
Portfolio Turnover	5%	18%	21%	17%	17%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

			Arizona Fund — Class B
			Year Ended July 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 9.960	$10.250	$10.840	$10.810	$10.870

Income (Loss) From Operations
Net investment income(1)	$ 0.367	$ 0.383	$ 0.385	$ 0.404	$ 0.409
Net realized and unrealized gain (loss)	0.468	(0.299)	(0.597)	0.017	(0.070)
Total income (loss) from operations	$ 0.835	$ 0.084	$ (0.212)	$ 0.421	$ 0.339

Less Distributions
From net investment income	$(0.355)	$ (0.374)	$ (0.378)	$ (0.391)	$ (0.399)
Total distributions	$ (0.355)	$ (0.374)	$ (0.378)	$ (0.391)	$ (0.399)
Net asset value — End of year	$10.440	$ 9.960	$10.250	$10.840	$10.810

Total Return(2)	8.47%	1.06%	(1.99)%	3.92%	3.18%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 3,086	$ 4,759	$ 7,416	$ 8,834	$12,958
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%	1.55%	1.51%	1.51%(3)	1.52%
Interest and fee expense(4)	0.01%	0.06%	0.14%	0.22%	0.27%
Total expenses before custodian fee reduction	1.51%	1.61%	1.65%	1.73%(3)	1.79%
Expenses after custodian fee reduction excluding interest and fees	1.50%	1.54%	1.48%	1.46%(3)	1.49%
Net investment income	3.55%	4.01%	3.63%	3.69%	3.78%
Portfolio Turnover	5%	18%	21%	17%	17%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

			Arizona Fund — Class C
		Year Ended July 31,			Period Ended
	2010	2009	2008	2007	July 31, 2006(1)
Net asset value — Beginning of period	$ 9.970	$10.260	$10.840	$10.820	$10.760

Income (Loss) From Operations
Net investment income(2)	$ 0.367	$ 0.382	$ 0.382	$ 0.388	$ 0.241
Net realized and unrealized gain (loss)	0.468	(0.298)	(0.584)	0.023	0.063(3)
Total income (loss) from operations	$ 0.835	$ 0.084	$ (0.202)	$ 0.411	$ 0.304

Less Distributions
From net investment income	$(0.355)	$ (0.374)	$ (0.378)	$ (0.391)	$ (0.244)
Total distributions	$ (0.355)	$ (0.374)	$ (0.378)	$ (0.391)	$ (0.244)
Net asset value — End of period	$10.450	$ 9.970	$10.260	$10.840	$10.820
Total Return(4)	8.46%	1.06%	(1.89)%	3.82%	2.84%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 8,765	$ 8,561	$ 8,481	$ 6,835	$ 994
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%	1.55%	1.51%	1.51%(6)	1.52%(7)
Interest and fee expense(8)	0.01%	0.06%	0.14%	0.22%	0.27%(7)
Total expenses before custodian fee reduction	1.51%	1.61%	1.65%	1.73%(6)	1.79%(7)
Expenses after custodian fee reduction excluding interest and fees	1.50%	1.54%	1.48%	1.46%(6)	1.49%(7)
Net investment income	3.54%	3.98%	3.61%	3.55%	3.55%(7)
Portfolio Turnover	5%	18%	21%	17%	17%(9)

(1)	For the period from the start of business, December 16, 2005, to July 31, 2006.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(7)	Annualized.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(9)	For the year ended July 31, 2006.

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

			Colorado Fund — Class A
			Year Ended July 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 8.250	$ 8.880	$ 9.670	$ 9.730	$ 9.690

Income (Loss) From Operations
Net investment income(1)	$ 0.381	$ 0.390	$ 0.398	$ 0.409	$ 0.411
Net realized and unrealized gain (loss)	0.626	(0.625)	(0.778)	(0.060)	0.043
Total income (loss) from operations	$ 1.007	$ (0.235)	$ (0.380)	$ 0.349	$ 0.454

Less Distributions
From net investment income	$ (0.367)	$ (0.395)	$ (0.410)	$ (0.409)	$ (0.414)
Total distributions	$ (0.367)	$ (0.395)	$ (0.410)	$ (0.409)	$ (0.414)
Net asset value — End of year	$ 8.890	$ 8.250	$ 8.880	$ 9.670	$ 9.730

Total Return(2)	12.37%	(2.42)%	(4.00)%	3.58%	4.79%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$33,583	$33,112	$34,679	$39,032	$27,021
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%	0.79%	0.75%	0.70%(3)	0.73%
Interest and fee expense(4)	—	—	0.04%	0.08%	0.09%
Total expenses before custodian fee reduction	0.72%	0.79%	0.79%	0.78%(3)	0.82%
Expenses after custodian fee reduction excluding interest and fees	0.72%	0.78%	0.73%	0.65%(3)	0.69%
Net investment income	4.37%	4.83%	4.28%	4.15%	4.25%
Portfolio Turnover	13%	16%	17%	12%	25%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

			Colorado Fund — Class B
			Year Ended July 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 8.980	$ 9.660	$10.520	$10.590	$10.550

Income (Loss) From Operations
Net investment income(1)	$ 0.345	$ 0.359	$ 0.358	$ 0.367	$ 0.370
Net realized and unrealized gain (loss)	0.686	(0.678)	(0.851)	(0.072)	0.041
Total income (loss) from operations	$ 1.031	$(0.319)	$ (0.493)	$ 0.295	$ 0.411

Less Distributions
From net investment income	$(0.331)	$(0.361)	$ (0.367)	$ (0.365)	$ (0.371)
Total distributions	$(0.331)	$(0.361)	$ (0.367)	$ (0.365)	$ (0.371)
Net asset value — End of year	$ 9.680	$ 8.980	$ 9.660	$10.520	$10.590

Total Return(2)	11.60%	(3.13)%	(4.76)%	2.77%	3.98%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 1,095	$ 2,168	$ 3,497	$ 5,502	$ 6,567
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%	1.54%	1.50%	1.45%(3)	1.48%
Interest and fee expense(4)	—	—	0.04%	0.08%	0.09%
Total expenses before custodian fee reduction	1.47%	1.54%	1.54%	1.53%(3)	1.57%
Expenses after custodian fee reduction excluding interest and fees	1.47%	1.54%	1.48%	1.40%(3)	1.44%
Net investment income	3.63%	4.07%	3.53%	3.42%	3.52%
Portfolio Turnover	13%	16%	17%	12%	25%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

	Colorado Fund — Class C
	Year Ended July 31, Period Ended
	2010	2009	July 31, 2008(1)
Net asset value — Beginning of period	$ 9.000	$ 9.680	$10.460

Income (Loss) From Operations
Net investment income(2)	$ 0.344	$ 0.357	$ 0.289
Net realized and unrealized gain (loss)	0.677	(0.676)	(0.772)
Total income (loss) from operations	$ 1.021	$(0.319)	$ (0.483)

Less Distributions
From net investment income	$(0.331)	$(0.361)	$ (0.297)
Total distributions	$(0.331)	$(0.361)	$ (0.297)
Net asset value — End of period	$ 9.690	$ 9.000	$ 9.680
Total Return(3)	11.46%	(3.12)%	(4.66)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 370	$ 356	$ 219
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%	1.54%	1.48%(5)
Interest and fee expense(6)	—	—	0.04%(5)
Total expenses before custodian fee reduction	1.47%	1.54%	1.52%(5)
Expenses after custodian fee reduction excluding interest and fees	1.47%	1.54%	1.46%(5)
Net investment income	3.61%	4.07%	3.60%(5)
Portfolio Turnover	13%	16%	17%(7)

(1)	For the period from the start of business, October 8, 2007, to July 31, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	For the year ended July 31, 2008.

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

			Connecticut Fund — Class A
			Year Ended July 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 9.750	$ 9.990	$ 10.530	$ 10.530	$ 10.660

Income (Loss) From Operations
Net investment income(1)	$ 0.425	$ 0.446	$ 0.446	$ 0.437	$ 0.442
Net realized and unrealized gain (loss)	0.455	(0.241)	(0.548)	0.000(2)	(0.134)
Total income (loss) from operations	$ 0.880	$ 0.205	$ (0.102)	$ 0.437	$ 0.308

Less Distributions
From net investment income	$ (0.430)	$ (0.445)	$ (0.438)	$ (0.437)	$ (0.438)
Total distributions	$ (0.430)	$ (0.445)	$ (0.438)	$ (0.437)	$ (0.438)
Net asset value — End of year	$ 10.200	$ 9.750	$ 9.990	$ 10.530	$ 10.530

Total Return(3)	9.14%	2.31%	(1.01)%	4.17%	2.95%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$110,955	$107,689	$103,906	$115,076	$104,089
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.76%	0.80%	0.77%	0.78%(4)	0.77%
Interest and fee expense(5)	0.05%	0.15%	0.35%	0.27%	0.17%
Total expenses before custodian fee reduction	0.81%	0.95%	1.12%	1.05%(4)	0.94%
Expenses after custodian fee reduction excluding interest and fees	0.76%	0.79%	0.76%	0.76%(4)	0.76%
Net investment income	4.20%	4.72%	4.31%	4.10%	4.19%
Portfolio Turnover	10%	20%	23%	16%	26%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

			Connecticut Fund — Class B
			Year Ended July 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 9.700	$ 9.940	$10.480	$10.480	$10.610

Income (Loss) From Operations
Net investment income(1)	$ 0.348	$ 0.375	$ 0.367	$ 0.356	$ 0.362
Net realized and unrealized gain (loss)	0.465	(0.244)	(0.552)	(0.001)	(0.136)
Total income (loss) from operations	$ 0.813	$ 0.131	$ (0.185)	$ 0.355	$ 0.226

Less Distributions
From net investment income	$(0.353)	$(0.371)	$ (0.355)	$ (0.355)	$ (0.356)
Total distributions	$ (0.353)	$(0.371)	$ (0.355)	$ (0.355)	$ (0.356)
Net asset value — End of year	$10.160	$ 9.700	$ 9.940	$10.480	$10.480

Total Return(2)	8.46%	1.53%	(1.80)%	3.39%	2.17%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 5,619	$ 8,387	$12,622	$18,238	$24,179
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.51%	1.55%	1.52%	1.53%(3)	1.52%
Interest and fee expense(4)	0.05%	0.15%	0.35%	0.27%	0.17%
Total expenses before custodian fee reduction	1.56%	1.70%	1.87%	1.80%(3)	1.69%
Expenses after custodian fee reduction excluding interest and fees	1.51%	1.54%	1.51%	1.51%(3)	1.51%
Net investment income	3.46%	3.99%	3.56%	3.35%	3.44%
Portfolio Turnover	10%	20%	23%	16%	26%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

			Connecticut Fund — Class C
		Year Ended July 31,			Period Ended
	2010	2009	2008	2007	July 31, 2006(1)
Net asset value — Beginning of period	$ 9.710	$ 9.950	$10.480	$10.480	$10.550

Income (Loss) From Operations
Net investment income(2)	$ 0.347	$ 0.372	$ 0.366	$ 0.355	$ 0.152
Net realized and unrealized gain (loss)	0.466	(0.240)	(0.541)	0.000(3)	(0.054)
Total income (loss) from operations	$ 0.813	$ 0.132	$ (0.175)	$ 0.355	$ 0.098

Less Distributions
From net investment income	$(0.353)	$(0.372)	$ (0.355)	$ (0.355)	$ (0.168)
Total distributions	$ (0.353)	$(0.372)	$ (0.355)	$ (0.355)	$ (0.168)
Net asset value — End of period	$10.170	$ 9.710	$ 9.950	$10.480	$10.480
Total Return(4)	8.46%	1.53%	(1.71)%	3.39%	0.90%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 7,684	$ 5,664	$ 3,827	$ 3,433	$ 207
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.51%	1.55%	1.52%	1.53%(6)	1.53%(7)
Interest and fee expense(8)	0.05%	0.15%	0.35%	0.27%	0.17%(7)
Total expenses before custodian fee reduction	1.56%	1.70%	1.87%	1.80%(6)	1.70%(7)
Expenses after custodian fee reduction excluding interest and fees	1.51%	1.54%	1.51%	1.51%(6)	1.51%(7)
Net investment income	3.44%	3.96%	3.55%	3.35%	3.07%(7)
Portfolio Turnover	10%	20%	23%	16%	26%(9)

(1)	For the period from the start of business, February 9, 2006, to July 31, 2006.
(2)	Computed using average shares outstanding.
(3)	Amount is less than $0.0005.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(7)	Annualized.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(9)	For the year ended July 31, 2006.

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

	Connecticut Fund — Class I
	Year Ended July 31, Period Ended
	2010	2009	July 31, 2008(1)
Net asset value — Beginning of period	$ 9.750	$ 9.990	$ 9.780

Income (Loss) From Operations
Net investment income(2)	$ 0.446	$ 0.461	$ 0.196
Net realized and unrealized gain (loss)	0.464	(0.237)	0.203
Total income from operations	$ 0.910	$ 0.224	$ 0.399

Less Distributions
From net investment income	$(0.450)	$(0.464)	$(0.189)
Total distributions	$ (0.450)	$(0.464)	$(0.189)
Net asset value — End of period	$10.210	$ 9.750	$ 9.990
Total Return(3)	9.46%	2.52%	4.06%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 6,684	$ 2,122	$ 10
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.56%	0.60%	0.58%(5)
Interest and fee expense(6)	0.05%	0.15%	0.35%(5)
Total expenses before custodian fee reduction	0.61%	0.75%	0.93%(5)
Expenses after custodian fee reduction excluding interest and fees	0.56%	0.59%	0.56%(5)
Net investment income	4.40%	4.87%	4.66%(5)
Portfolio Turnover	10%	20%	23%(7)

(1)	For the period from the start of business, March 3, 2008, to July 31, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	For the year ended July 31, 2008.

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

			Michigan Fund — Class A
			Year Ended July 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 8.410	$ 8.950	$ 9.480	$ 9.510	$ 9.630

Income (Loss) From Operations
Net investment income(1)	$ 0.397	$ 0.402	$ 0.407	$ 0.401	$ 0.419
Net realized and unrealized gain (loss)	0.496	(0.538)	(0.489)	(0.028)	(0.131)
Total income (loss) from operations	$ 0.893	$ (0.136)	$ (0.082)	$ 0.373	$ 0.288

Less Distributions
From net investment income	$ (0.393)	$ (0.404)	$ (0.403)	$ (0.403)	$ (0.408)
From net realized gains	—	—	(0.045)	—	—
Total distributions	$ (0.393)	$ (0.404)	$ (0.448)	$ (0.403)	$ (0.408)

Net asset value — End of year	$ 8.910	$ 8.410	$ 8.950	$ 9.480	$ 9.510
Total Return(2)	10.75%	(1.29)%	(0.88)%	3.92%	3.06%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,492	$47,885	$58,620	$64,786	$53,595
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%	0.80%	0.77%	0.78%(3)	0.79%
Interest and fee expense(4)	0.01%	0.16%	0.14%	0.24%	0.24%
Total expenses before custodian fee reduction	0.76%	0.96%	0.91%	1.02%(3)	1.03%
Expenses after custodian fee reduction excluding interest and fees	0.75%	0.80%	0.75%	0.75%(3)	0.78%
Net investment income	4.49%	4.89%	4.40%	4.16%	4.39%
Portfolio Turnover	6%	15%	24%	15%	32%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

			Michigan Fund — Class C
		Year Ended July 31,			Period Ended
	2010	2009	2008	2007	July 31, 2006(1)
Net asset value — Beginning of period	$ 8.420	$ 8.960	$ 9.480	$ 9.510	$ 9.480

Income (Loss) From Operations
Net investment income(2)	$ 0.330	$ 0.341	$ 0.337	$ 0.326	$ 0.080
Net realized and unrealized gain (loss)	0.498	(0.540)	(0.481)	(0.025)	0.033
Total income (loss) from operations	$ 0.828	$(0.199)	$(0.144)	$ 0.301	$ 0.113

Less Distributions
From net investment income	$(0.328)	$(0.341)	$(0.331)	$(0.331)	$(0.083)
From net realized gain	—	—	(0.045)	—	—
Total distributions	$(0.328)	$(0.341)	$(0.376)	$(0.331)	$(0.083)

Net asset value — End of period	$ 8.920	$ 8.420	$ 8.960	$ 9.480	$ 9.510

Total Return(3)	9.93%	(2.04)%	(1.54)%	3.16%	1.20%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 3,641	$ 3,513	$ 4,049	$ 3,028	$ 141
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%	1.55%	1.52%	1.53%(5)	1.54%(6)
Interest and fee expense(7)	0.01%	0.16%	0.14%	0.24%	0.24%(6)
Total expenses before custodian fee reduction	1.51%	1.71%	1.66%	1.77%(5)	1.78%(6)
Expenses after custodian fee reduction excluding interest and fees	1.50%	1.55%	1.50%	1.50%(5)	1.53%(6)
Net investment income	3.74%	4.14%	3.65%	3.39%	3.39%(6)
Portfolio Turnover	6%	15%	24%	15%	32%(8)

(1)	For the period from the start of business, May 2, 2006, to July 31, 2006.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(6)	Annualized.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(8)	For the year ended July 31, 2006.

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

			Minnesota Fund — Class A
			Year Ended July 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 8.900	$ 8.930	$ 9.280	$ 9.280	$ 9.320

Income (Loss) From Operations
Net investment income(1)	$ 0.375	$ 0.374	$ 0.382	$ 0.403	$ 0.424
Net realized and unrealized gain (loss)	0.364	(0.028)	(0.336)	0.007	(0.052)
Total income from operations	$ 0.739	$ 0.346	$ 0.046	$ 0.410	$ 0.372

Less Distributions
From net investment income	$ (0.359)	$ (0.376)	$ (0.396)	$ (0.410)	$ (0.412)
Total distributions	$ (0.359)	$ (0.376)	$ (0.396)	$ (0.410)	$ (0.412)
Net asset value — End of year	$ 9.280	$ 8.900	$ 8.930	$ 9.280	$ 9.280

Total Return(2)	8.40%	4.15%	0.51%	4.45%	4.08%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$89,036	$74,358	$69,234	$57,574	$34,677
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%	0.79%	0.75%	0.78%(3)	0.77%
Interest and fee expense(4)	—	—	0.10%	0.20%	0.22%
Total expenses before custodian fee reduction	0.73%	0.79%	0.85%	0.98%(3)	0.99%
Expenses after custodian fee reduction excluding interest and fees	0.73%	0.79%	0.70%	0.72%(3)	0.74%
Net investment income	4.08%	4.38%	4.17%	4.30%	4.57%
Portfolio Turnover	3%	23%	18%	4%	14%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

			Minnesota Fund — Class B
			Year Ended July 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 9.580	$ 9.600	$ 9.990	$ 9.990	$10.020

Income (Loss) From Operations
Net investment income(1)	$ 0.330	$ 0.334	$ 0.338	$ 0.363	$ 0.383
Net realized and unrealized gain (loss)	0.393	(0.020)	(0.376)	0.003	(0.045)
Total income (loss) from operations	$ 0.723	$ 0.314	$(0.038)	$ 0.366	$ 0.338

Less Distributions
From net investment income	$(0.313)	$(0.334)	$(0.352)	$(0.366)	$ (0.368)
Total distributions	$(0.313)	$(0.334)	$(0.352)	$(0.366)	$ (0.368)
Net asset value — End of year	$ 9.990	$ 9.580	$ 9.600	$ 9.990	$ 9.990

Total Return(2)	7.62%	3.49%	(0.39)%	3.68%	3.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 4,038	$ 5,225	$ 6,962	$ 7,827	$ 9,941
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%	1.54%	1.50%	1.53%(3)	1.52%
Interest and fee expense(4)	—	—	0.10%	0.20%	0.22%
Total expenses before custodian fee reduction	1.49%	1.54%	1.60%	1.73%(3)	1.74%
Expenses after custodian fee reduction excluding interest and fees	1.49%	1.54%	1.45%	1.47%(3)	1.49%
Net investment income	3.33%	3.64%	3.43%	3.60%	3.84%
Portfolio Turnover	3%	23%	18%	4%	14%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

			Minnesota Fund — Class C
		Year Ended July 31,			Period Ended
	2010	2009	2008	2007	July 31, 2006(1)
Net asset value — Beginning of period	$ 9.570	$ 9.620	$ 9.990	$ 9.990	$ 9.940

Income (Loss) From Operations
Net investment income(2)	$ 0.329	$ 0.333	$ 0.335	$ 0.357	$ 0.231
Net realized and unrealized gain (loss)	0.394	(0.049)	(0.353)	0.009	0.041(3)
Total income (loss) from operations	$ 0.723	$ 0.284	$(0.018)	$ 0.366	$ 0.272

Less Distributions
From net investment income	$ (0.313)	$ (0.334)	$(0.352)	$(0.366)	$(0.222)
Total distributions	$ (0.313)	$ (0.334)	$(0.352)	$(0.366)	$(0.222)
Net asset value — End of period	$ 9.980	$ 9.570	$ 9.620	$ 9.990	$ 9.990
Total Return(4)	7.63%	3.17%	(0.19)%	3.68%	2.77%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,291	$12,078	$ 8,569	$ 4,115	$ 986
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%	1.55%	1.50%	1.53%(6)	1.52%(7)
Interest and fee expense(8)	—	—	0.10%	0.20%	0.22%(7)
Total expenses before custodian fee reduction	1.48%	1.55%	1.60%	1.73%(6)	1.74%(7)
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.54%	1.45%	1.47%(6)	1.49%(7)
Net investment income	3.32%	3.61%	3.41%	3.54%	3.78%(7)
Portfolio Turnover	3%	23%	18%	4%	14%(9)

(1)	For the period from the start of business, December 21, 2005, to July 31, 2006.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(7)	Annualized.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(9)	For the year ended July 31, 2006.

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

			New Jersey Fund — Class A
			Year Ended July 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 8.580	$ 9.500	$ 10.500	$ 10.420	$ 10.470

Income (Loss) From Operations
Net investment income(1)	$ 0.454	$ 0.457	$ 0.456	$ 0.481	$ 0.462
Net realized and unrealized gain (loss)	0.627	(0.929)	(0.977)	0.058	(0.055)
Total income (loss) from operations	$ 1.081	$ (0.472)	$ (0.521)	$ 0.539	$ 0.407

Less Distributions
From net investment income	$ (0.441)	$ (0.448)	$ (0.462)	$ (0.459)	$ (0.457)
From net realized gain	—	—	(0.017)	—	—
Total distributions	$ (0.441)	$ (0.448)	$ (0.479)	$ (0.459)	$ (0.457)

Net asset value — End of year	$ 9.220	$ 8.580	$ 9.500	$ 10.500	$ 10.420
Total Return(2)	12.76%	(4.66)%	(5.04)%	5.18%	4.00%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$214,220	$215,406	$261,792	$264,281	$189,294
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.79%	0.85%	0.81%	0.79%(3)	0.80%
Interest and fee expense(4)	0.11%	0.18%	0.26%	0.42%	0.39%
Total expenses before custodian fee reduction	0.90%	1.03%	1.07%	1.21%(3)	1.19%
Expenses after custodian fee reduction excluding interest and fees	0.79%	0.85%	0.80%	0.76%(3)	0.78%
Net investment income	4.98%	5.48%	4.57%	4.51%	4.45%
Portfolio Turnover	13%	35%	47%	37%	27%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

		New Jersey Fund — Class C
		Year Ended July 31,			Period Ended
	2010	2009	2008	2007	July 31, 2006(1)
Net asset value — Beginning of period	$ 8.960	$ 9.920	$10.950	$10.870	$10.740

Income (Loss) From Operations
Net investment income(2)	$ 0.402	$ 0.411	$ 0.394	$ 0.402	$ 0.233
Net realized and unrealized gain (loss)	0.652	(0.972)	(1.008)	0.075	0.148(3)
Total income (loss) from operations	$ 1.054	$ (0.561)	$ (0.614)	$ 0.477	$ 0.381

Less Distributions
From net investment income	$ (0.394)	$ (0.399)	$ (0.399)	$ (0.397)	$ (0.251)
From net realized gain	—	—	(0.017)	—	—
Total distributions	$ (0.394)	$ (0.399)	$ (0.416)	$ (0.397)	$ (0.251)

Net asset value — End of period	$ 9.620	$ 8.960	$ 9.920	$10.950	$10.870

Total Return(4)	11.89%	(5.40)%	(5.68)%	4.38%	3.56%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,491	$26,165	$28,204	$22,479	$ 3,659
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.53%	1.59%	1.56%	1.54%(6)	1.55%(7)
Interest and fee expense(8)	0.11%	0.18%	0.26%	0.42%	0.39%(7)
Total expenses before custodian fee reduction	1.64%	1.77%	1.82%	1.96%(6)	1.94%(7)
Expenses after custodian fee reduction excluding interest and fees	1.53%	1.59%	1.55%	1.51%(6)	1.53%(7)
Net investment income	4.21%	4.73%	3.79%	3.61%	3.45%(7)
Portfolio Turnover	13%	35%	47%	37%	27%(9)

(1)	For the period from the start of business, December 14, 2005, to July 31, 2006.
(2)	Computed using average shares outstanding.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(7)	Annualized.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(9)	For the year ended July 31, 2006.

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

	New Jersey Fund — Class I
	Year Ended July 31, Period Ended
	2010	2009	July 31, 2008(1)
Net asset value — Beginning of period	$ 8.580	$ 9.510	$ 9.180

Income (Loss) From Operations
Net investment income(2)	$ 0.473	$ 0.468	$ 0.190
Net realized and unrealized gain (loss)	0.625	(0.933)	0.337
Total income (loss) from operations	$ 1.098	$(0.465)	$ 0.527

Less Distributions
From net investment income	$(0.458)	$(0.465)	$(0.197)
Total distributions	$(0.458)	$(0.465)	$(0.197)
Net asset value — End of period	$ 9.220	$ 8.580	$ 9.510
Total Return(3)	12.96%	(4.56)%	5.73%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 8,386	$ 1,808	$ 10
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.58%	0.65%	0.61%(5)
Interest and fee expense(6)	0.11%	0.18%	0.26%(5)
Total expenses before custodian fee reduction	0.69%	0.83%	0.87%(5)
Expenses after custodian fee reduction excluding interest and fees	0.58%	0.65%	0.60%(5)
Net investment income	5.16%	5.74%	4.76%(5)
Portfolio Turnover	13%	35%	47%(7)

(1)	For the period from the start of business, March 3, 2008, to July 31, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	For the year ended July 31, 2008.

S e e notes to financ ial statem ent

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

			Pennsylvania Fund — Class A
			Year Ended July 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 8.650	$ 9.190	$ 9.970	$ 9.930	$ 9.920

Income (Loss) From Operations
Net investment income(1)	$ 0.431	$ 0.427	$ 0.440	$ 0.434	$ 0.458
Net realized and unrealized gain (loss)	0.391	(0.539)	(0.785)	0.042	0.010
Total income (loss) from operations	$ 0.822	$ (0.112)	$ (0.345)	$ 0.476	$ 0.468

Less Distributions
From net investment income	$ (0.412)	$ (0.428)	$ (0.435)	$ (0.436)	$ (0.458)
Total distributions	$ (0.412)	$ (0.428)	$ (0.435)	$ (0.436)	$ (0.458)
Net asset value — End of year	$ 9.060	$ 8.650	$ 9.190	$ 9.970	$ 9.930

Total Return(2)	9.60%	(0.87)%	(3.52)%	4.81%	4.84%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$210,024	$212,358	$229,953	$238,254	$187,902
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.79%	0.82%	0.81%	0.80%(3)	0.82%
Interest and fee expense(4)	0.09%	0.29%	0.42%	0.54%	0.38%
Total expenses before custodian fee reduction	0.88%	1.11%	1.23%	1.34%(3)	1.20%
Expenses after custodian fee reduction excluding interest and fees	0.79%	0.82%	0.79%	0.77%(3)	0.80%
Net investment income	4.74%	5.15%	4.58%	4.29%	4.63%
Portfolio Turnover	10%	27%	24%	27%	31%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

		Pennsylvania Fund — Class B
			Year Ended July 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 8.960	$ 9.500	$10.310	$10.270	$10.260

Income (Loss) From Operations
Net investment income(1)	$ 0.375	$ 0.379	$ 0.381	$ 0.372	$ 0.398
Net realized and unrealized gain (loss)	0.404	(0.544)	(0.818)	0.040	0.009
Total income (loss) from operations	$ 0.779	$ (0.165)	$ (0.437)	$ 0.412	$ 0.407

Less Distributions
From net investment income	$ (0.359)	$ (0.375)	$ (0.373)	$ (0.372)	$ (0.397)
Total distributions	$ (0.359)	$ (0.375)	$ (0.373)	$ (0.372)	$ (0.397)
Net asset value — End of year	$ 9.380	$ 8.960	$ 9.500	$10.310	$10.270

Total Return(2)	8.75%	(1.45)%	(4.30)%	4.02%	4.05%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,328	$22,120	$28,571	$36,425	$42,291
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.55%	1.57%	1.56%	1.55%(3)	1.57%
Interest and fee expense(4)	0.09%	0.29%	0.42%	0.54%	0.38%
Total expenses before custodian fee reduction	1.64%	1.86%	1.98%	2.09%(3)	1.95%
Expenses after custodian fee reduction excluding interest and fees	1.55%	1.57%	1.54%	1.52%(3)	1.55%
Net investment income	3.99%	4.41%	3.83%	3.56%	3.89%
Portfolio Turnover	10%	27%	24%	27%	31%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

		Pennsylvania Fund — Class C
		Year Ended July 31,			Period Ended
	2010	2009	2008	2007	July 31, 2006(1)
Net asset value — Beginning of period	$ 8.960	$ 9.510	$10.320	$10.280	$10.250

Income (Loss) From Operations
Net investment income(2)	$ 0.375	$ 0.377	$ 0.380	$ 0.368	$ 0.203
Net realized and unrealized gain (loss)	0.404	(0.551)	(0.816)	0.045	0.044
Total income (loss) from operations	$ 0.779	$ (0.174)	$ (0.436)	$ 0.413	$ 0.247

Less Distributions
From net investment income	$ (0.359)	$ (0.376)	$ (0.374)	$ (0.373)	$ (0.217)
Total distributions	$ (0.359)	$ (0.376)	$ (0.374)	$ (0.373)	$ (0.217)
Net asset value — End of period	$ 9.380	$ 8.960	$ 9.510	$10.320	$10.280
Total Return(3)	8.75%	(1.55)%	(4.29)%	4.02%	2.38%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,080	$38,427	$33,457	$20,528	$ 3,026
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.54%	1.57%	1.56%	1.55%(5)	1.57%(6)
Interest and fee expense(7)	0.09%	0.29%	0.42%	0.54%	0.38%(6)
Total expenses before custodian fee reduction	1.63%	1.86%	1.98%	2.09%(5)	1.95%(6)
Expenses after custodian fee reduction excluding interest and fees	1.54%	1.57%	1.54%	1.52%(5)	1.55%(6)
Net investment income	3.98%	4.38%	3.83%	3.52%	3.60%(6)
Portfolio Turnover	10%	27%	24%	27%	31%(8)

(1)	For the period from the start of business, January 12, 2006, to July 31, 2006.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.
(6)	Annualized.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(8)	For the year ended July 31, 2006.

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 FINANCIAL STATEMENTS CON T ’ D Financ ial Highlig hts

	Pennsylvania Fund — Class I
	Year Ended July 31, Period Ended
	2010	2009	July 31, 2008(1)
Net asset value — Beginning of period	$ 8.680	$ 9.200	$ 8.900

Income (Loss) From Operations
Net investment income(2)	$ 0.450	$ 0.442	$ 0.192
Net realized and unrealized gain (loss)	0.401	(0.517)	0.297
Total income (loss) from operations	$ 0.851	$ (0.075)	$ 0.489

Less Distributions
From net investment income	$ (0.431)	$ (0.445)	$(0.189)
Total distributions	$ (0.431)	$ (0.445)	$(0.189)
Net asset value — End of period	$ 9.100	$ 8.680	$ 9.200
Total Return(3)	9.91%	(0.45)%	5.49%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,367	$22,621	$ 32
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.60%	0.62%	0.60%(5)
Interest and fee expense(6)	0.09%	0.29%	0.42%(5)
Total expenses before custodian fee reduction	0.69%	0.91%	1.02%(5)
Expenses after custodian fee reduction excluding interest and fees	0.60%	0.62%	0.58%(5)
Net investment income	4.93%	5.37%	4.98%(5)
Portfolio Turnover	10%	27%	24%(7)

(1)	For the period from the start of business, March 3, 2008, to July 31, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	For the year ended July 31, 2008.

S e e notes to financ ial statem ents

Eaton Vance Municipal Income Funds as of July 31, 2010 NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies

Eaton Vance Municipals Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of twenty-five funds, seven of which, each non-diversified, are included in these financial statements. They include Eaton Vance Arizona Municipal Income Fund (formerly, Eaton Vance Arizona Municipals Fund) (Arizona Fund), Eaton Vance Colorado Municipal Income Fund (formerly, Eaton Vance Colorado Municipals Fund) (Colorado Fund), Eaton Vance Connecticut Municipal Income Fund (formerly, Eaton Vance Connecticut Municipals Fund) (Connecticut Fund), Eaton Vance Michigan Municipal Income Fund (formerly, Eaton Vance Michigan Municipals Fund) (Michigan Fund), Eaton Vance Minnesota Municipal Income Fund (formerly, Eaton Vance Minnesota Municipals Fund) (Minnesota Fund), Eaton Vance New Jersey Municipal Income Fund (formerly, Eaton Vance New Jersey Municipals Fund) (New Jersey Fund) and Eaton Vance Pennsylvania Municipal Income Fund (formerly, Eaton Vance Pennsylvania Municipals Fund) (Pennsylvania Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. As of July 31, 2010, the Michigan Fund offered two classes of shares, the Arizona Fund, Colorado Fund, Minnesota Fund and New Jersey Fund offered three classes of shares and the Connecticut Fund and Pennsylvania Fund offered four classes of shares. Effective August 1, 2010, the Arizona Fund, Michigan Fund and Minnesota Fund began offering Class I shares, which are sold at net asset value and are not subject to a sales charge. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/ dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related Income— Investment transactions for financial statement purposes are accounted for on a trade date basis.  Realized gains and losses on investments sold are

Eaton Vance Municipal Income Funds as of July 31, 2010 NOTES TO FINANCIAL STATEMENTS CON T’D

determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At July 31, 2010, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date
Arizona	$ 353,624	July 31, 2012
	691,155	July 31, 2013
	736,704	July 31, 2014
	160,306	July 31, 2016
	997,387	July 31, 2017
	3,471,707	July 31, 2018

Colorado	$ 284,426	July 31, 2013
	327,021	July 31, 2016
	94,190	July 31, 2017
	1,811,052	July 31, 2018

Connecticut	$ 374,997	July 31, 2013
	329,657	July 31, 2016
	662,277	July 31, 2017
	2,387,746	July 31, 2018

Michigan	$ 337,787	July 31, 2016
	391,429	July 31, 2017
	2,239,220	July 31, 2018

Minnesota	$ 382,839	July 31, 2012
	504,289	July 31, 2013
	410,833	July 31, 2016
	566,758	July 31, 2017
	1,523,293	July 31, 2018

Fund	Amount	Expiration Date
New Jersey	$ 3,716,712	July 31, 2016
	6,120,511	July 31, 2017
	20,873,952	July 31, 2018

Pennsylvania	$ 5,831,137	July 31, 2011
	1,108,751	July 31, 2012
	3,349,896	July 31, 2013
	1,414,955	July 31, 2016
	5,414,612	July 31, 2017
	10,375,222	July 31, 2018

Additionally, at July 31, 2010, the Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund and Pennsylvania Fund had net capital losses of $1,050,093, $411,761, $497,726, $660,302, $685,360, $2,293,729 and $7,819,381, respectively, attributable to security transactions incurred after October 31, 2009. These net capital losses are treated as arising on the first day of the Funds’ taxable year ending July 31, 2011.

As of July 31, 2010, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended July 31, 2010 remains subject to examination by the Internal Revenue Service.

D Expenses —The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction —State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F Legal Fees —Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G Use of Estimates —The preparaton of the financial statements in conformity with accounting principles generally accepted in the United States of

Eaton Vance Municipal Income Funds as of July 31, 2010 NOTES TO FINANCIAL STATEMENTS CON T’D

America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications —Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I Floating Rate Notes Issued in Conjunction with Securities Held— The Funds may invest in inverse floating rate securities, also referred to as residual interest bonds, whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At July 31, 2010, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

			Collateral
	Floating	Interest Rate	for Floating
	Rate	or Range of	Rate
	Notes	Interest	Notes
Fund	Outstanding	Rates (%)	Outstanding
Arizona	$ 1,700,000	0.26 – 0.33	$ 2,991,526
Connecticut	7,225,000	0.26 – 0.33	11,009,198
Michigan	995,000	0.26 – 0.33	1,709,449
New Jersey	38,745,000	0.27 – 0.34	52,533,199
Pennsylvania	36,475,000	0.26 – 0.38	56,694,809

For the year ended July 31, 2010, the Funds’ average Floating Rate Notes outstanding and the average interest rate including fees were as follows:

	Average Floating
	Rate Notes	Average
Fund	Outstanding	Interest Rate
Arizona	$ 968,493	1.36%
Connecticut	5,981,438	1.01
Michigan	512,205	1.36
New Jersey	32,767,137	0.85
Pennsylvania	29,394,589	0.95

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of July 31, 2010.

The Funds may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions

Eaton Vance Municipal Income Funds as of July 31, 2010 NOTES TO FINANCIAL STATEMENTS CON T’D

are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Funds’ investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline.

The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds’ investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K Interest Rate Swaps — The Funds may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M Statement of Cash Flows —The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2 Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

Eaton Vance Municipal Income Funds as of July 31, 2010 NOTES TO FINANCIAL STATEMENTS CON T’D

The tax character of distributions declared for the years ended July 31, 2010 and July 31, 2009 was as follows:

	Arizona	Colorado	Connecticut	Michigan	Minnesota	New Jersey	Pennsylvania
Year Ended July 31, 2010	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Distributions declared from:
Tax-exempt income	$ 3,955,862	$ 1,516,126	$ 5,356,505	$ 2,277,974	$ 3,826,600	$ 12,238,534	$ 13,863,112
Ordinary income	$ —	$ 908	$ 45,953	$ 1,492	$ 919	$ 5,655	$ 1,799

	Arizona	Colorado	Connecticut	Michigan	Minnesota	New Jersey	Pennsylvania
Year Ended July 31, 2009	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Distributions declared from:
Tax-exempt income	$ 4,359,086	$ 1,665,287	$ 5,400,164	$ 2,625,811	$ 3,578,428	$ 12,677,836	$ 13,448,914
Ordinary income	$ 11,415	$ 54	$ 2,541	$ 15,228	$ 40,140	$ 147,042	$ 8,171

During the year ended July 31, 2010, the following amounts were reclassified due to expired capital loss carryforwards, the tax treatment of distributions in excess of net tax-exempt income and differences between book and tax accounting, primarily for accretion of market discount.

	Arizona	Colorado	Connecticut	Michigan	Minnesota	New Jersey	Pennsylvania
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Increase (decrease):
Paid-in capital	$ (536,449)	$ —	$ (38,487)	$ —	$ (56,582)	$ —	$ —
Accumulated net realized
gain	$ 655,624	$ 9,148	$ 33,281	$ 14,754	$ 87,299	$ 76,445	$ 167,972
Accumulated undistributed
(distributions in excess
of) net investment
income	$ (119,175)	$ (9,148)	$ 5,206	$ (14,754)	$ (30,717)	$ (76,445)	$ (167,972)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of July 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Arizona	Colorado	Connecticut	Michigan	Minnesota	New Jersey	Pennsylvania
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed tax-exempt
income	$ 68,084	$ 50,608	$ —	$ 147,420	$ 142,642	$ 1,611,932	$ 544,379
Capital loss carryforward and
post October losses	$(7,460,976)	$(2,928,450)	$(4,252,403)	$(3,628,738)	$(4,073,372)	$(33,004,904)	$(35,313,954)
Net unrealized appreciation	$ 4,955,287	$ 232,936	$ 5,347,739	$ 2,306,256	$ 5,663,555	$ 4,766,560	$ 10,638,020
Other temporary differences	$ (134,428)	$ (57,168)	$ (142,413)	$ (73,279)	$ (97,813)	$ (373,853)	$ (476,576)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to futures contracts, accretion of market discount, inverse floaters, wash sales and the timing of recognizing distributions to shareholders.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

	Annual	Daily
Daily Net Assets	Asset Rate	Income Rate
Up to $20 million	0.10%	1.00%
$20 million up to $40 million	0.20	2.00
$40 million up to $500 million	0.30	3.00

Eaton Vance Municipal Income Funds as of July 31, 2010 NOTES TO FINANCIAL STATEMENTS CON T’D

On average daily net assets of $500 million or more, the rates are reduced. For the year ended July 31, 2010, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Investment	Effective
Fund	Adviser Fee	Annual Rate
Arizona	$ 338,415	0.35%
Colorado	77,659	0.21
Connecticut	490,328	0.38
Michigan	140,571	0.27
Minnesota	355,384	0.35
New Jersey	1,087,012	0.42
Pennsylvania	1,363,250	0.43

During the year ended July 31, 2010, EVM reimbursed the Michigan Fund $2,212 for a trading error. The effect of the loss incurred and the reimbursement by EVM of such amount had no impact on total return.

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended July 31, 2010 were as follows:

	EVM’s	EVD’s
	Sub-Transfer	Class A
Fund	Agent Fees	Sales Charges
Arizona	$1,391	$12,571
Colorado	794	5,526
Connecticut	2,538	15,906
Michigan	1,507	15,565
Minnesota	1,842	24,357
New Jersey	5,481	55,815
Pennsylvania	6,934	75,574

Except for Trustees of the Funds who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended July 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4 Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20% per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended July 31, 2010 for Class A shares amounted to the following:

Class A
Distribution and
Fund	Service Fees
Arizona	$168,896
Colorado	68,679
Connecticut	221,607
Michigan	95,904
Minnesota	165,571
New Jersey	443,037
Pennsylvania	438,287

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require each Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended July 31, 2010, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% of the average daily net assets of each Fund’s Class B and Class C shares:

Eaton Vance Municipal Income Funds as of July 31, 2010 NOTES TO FINANCIAL STATEMENTS CON T’D

	Class B	Class C
	Distribution	Distribution
Fund	Fees	Fees
Arizona	$ 30,344	$ 67,462
Colorado	12,785	2,785
Connecticut	53,879	52,058
Michigan	—	29,186
Minnesota	35,627	105,710
New Jersey	—	227,558
Pennsylvania	151,818	334,506

At July 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

Fund	Class B	Class C
Arizona	$ 924,000	$ 803,000
Colorado	1,002,000	18,000
Connecticut	1,047,000	536,000
Michigan	—	366,000
Minnesota	690,000	691,000
New Jersey	—	2,868,000
Pennsylvania	1,210,000	3,243,000

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.20% per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended July 31, 2010 amounted to the following:

	Class B	Class C
Fund	Service Fees	Service Fees
Arizona	$ 8,092	$17,989
Colorado	3,409	743
Connecticut	14,368	13,882
Michigan	—	7,783
Minnesota	9,501	28,189
New Jersey	—	60,682
Pennsylvania	40,485	89,202

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the year ended July 31, 2010, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

Fund	Class A	Class B	Class C
Arizona	$10,000	$ 2,000	$3,000
Colorado	—	1,000	100
Connecticut	1,000	3,000	2,000
Michigan	1,000	—	4,000
Minnesota	—	5,000	1,000
New Jersey	2,000	—	—
Pennsylvania	3,000	22,000	9,000

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended July 31, 2010 were as follows:

Fund	Purchases	Sales
Arizona	$ 4,530,515	$11,507,251
Colorado	4,564,448	8,737,485
Connecticut	13,031,755	12,848,838
Michigan	3,067,935	9,195,735
Minnesota	15,349,541	3,340,859
New Jersey	36,094,930	43,042,973
Pennsylvania	34,756,116	34,393,358

Eaton Vance Municipal Income Funds as of July 31, 2010 NOTES TO FINANCIAL STATEMENTS CON T’D

7 Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Arizona Fund
	Year Ended July 31,
Class A	2010	2009
Sales	776,872	1,451,559
Issued to shareholders electing to receive payments of
distributions in Fund shares	208,037	275,485
Redemptions	(1,474,125)	(2,704,860)
Exchange from Class B shares	145,555	162,583
Net decrease	(343,661)	(815,233)

	Year Ended July 31,
Class B	2010	2009
Sales	22,790	25,577
Issued to shareholders electing to receive payments of
distributions in Fund shares	7,624	11,620
Redemptions	(81,480)	(136,644)
Exchange to Class A shares	(130,959)	(146,186)
Net decrease	(182,025)	(245,633)

	Year Ended July 31,
Class C	2010	2009
Sales	112,745	311,516
Issued to shareholders electing to receive payments of
distributions in Fund shares	21,283	22,222
Redemptions	(153,947)	(301,970)
Net increase (decrease)	(19,919)	31,768

Colorado Fund
	Year Ended July 31,
Class A	2010	2009
Sales	468,403	696,293
Issued to shareholders electing to receive payments of
distributions in Fund shares	86,465	99,856
Redemptions	(895,659)	(788,512)
Exchange from Class B shares	105,050	98,923
Net increase (decrease)	(235,741)	106,560

Colorado Fund (continued)
	Year Ended July 31,
Class B	2010	2009
Sales	1,957	11,572
Issued to shareholders electing to receive payments of
distributions in Fund shares	4,234	7,054
Redemptions	(37,923)	(48,338)
Exchange to Class A shares	(96,474)	(90,844)
Net decrease	(128,206)	(120,556)

	Year Ended July 31,
Class C	2010	2009
Sales	1,302	41,777
Issued to shareholders electing to receive payments of
distributions in Fund shares	640	987
Redemptions	(3,335)	(25,778)
Net increase (decrease)	(1,393)	16,986

Connecticut Fund
	Year Ended July 31,
Class A	2010	2009
Sales	1,053,629	2,328,614
Issued to shareholders electing to receive payments of
distributions in Fund shares	322,900	311,065
Redemptions	(1,838,941)	(2,236,225)
Exchange from Class B shares	288,294	242,135
Net increase (decrease)	(174,118)	645,589

	Year Ended July 31,
Class B	2010	2009
Sales	35,844	50,180
Issued to shareholders electing to receive payments of
distributions in Fund shares	16,130	26,970
Redemptions	(73,682)	(239,145)
Exchange to Class A shares	(289,445)	(243,071)
Net decrease	(311,153)	(405,066)

	Year Ended July 31,
Class C	2010	2009
Sales	303,458	299,999
Issued to shareholders electing to receive payments of
distributions in Fund shares	13,949	10,224
Redemptions	(144,857)	(111,630)
Net increase	172,550	198,593

Eaton Vance Municipal Income Funds as of July 31, 2010 NOTES TO FINANCIAL STATEMENTS CON T’D

Connecticut Fund (continued)
	Year Ended July 31,
Class I	2010	2009
Sales	444,509	223,450
Issued to shareholders electing to receive payments of
distributions in Fund shares	8,806	3,996
Redemptions	(16,155)	(10,811)
Net increase	437,160	216,635

Michigan Fund
	Year Ended July 31,
Class A	2010	2009
Sales	264,399	259,476
Issued to shareholders electing to receive payments of
distributions in Fund shares	146,769	168,836
Redemptions	(885,289)	(1,283,083)
Net decrease	(474,121)	(854,771)

	Year Ended July 31,
Class C	2010	2009
Sales	118,762	160,898
Issued to shareholders electing to receive payments of
distributions in Fund shares	10,669	10,967
Redemptions	(138,327)	(206,466)
Net decrease	(8,896)	(34,601)

Minnesota Fund
	Year Ended July 31,
Class A	2010	2009
Sales	2,041,993	2,393,161
Issued to shareholders electing to receive payments of
distributions in Fund shares	253,681	243,435
Redemptions	(1,188,662)	(2,139,472)
Exchange from Class B shares	129,430	101,450
Net increase	1,236,442	598,574

	Year Ended July 31,
Class B	2010	2009
Sales	31,436	37,773
Issued to shareholders electing to receive payments of
distributions in Fund shares	9,797	13,380
Redemptions	(62,310)	(136,289)
Exchange to Class A shares	(120,211)	(94,227)
Net decrease	(141,288)	(179,363)

Minnesota Fund (continued)
	Year Ended July 31,
Class C	2010	2009
Sales	505,491	673,492
Issued to shareholders electing to receive payments of
distributions in Fund shares	24,832	20,799
Redemptions	(260,240)	(323,696)
Net increase	270,083	370,595

New Jersey Fund
	Year Ended July 31,
Class A	2010	2009
Sales	1,640,241	1,760,909
Issued to shareholders electing to receive payments of
distributions in Fund shares	756,696	898,458
Redemptions	(4,270,367)	(5,087,924)
Net decrease	(1,873,430)	(2,428,557)

	Year Ended July 31,
Class C	2010	2009
Sales	844,613	846,701
Issued to shareholders electing to receive payments of
distributions in Fund shares	82,499	82,811
Redemptions	(574,771)	(851,032)
Net increase	352,341	78,480

	Year Ended July 31,
Class I	2010	2009
Sales	802,366	232,405
Issued to shareholders electing to receive payments of
distributions in Fund shares	3,203	2,257
Redemptions	(106,758)	(24,970)
Net increase	698,811	209,692

Pennsylvania Fund
	Year Ended July 31,
Class A	2010	2009
Sales	2,424,069	3,428,534
Issued to shareholders electing to receive payments of
distributions in Fund shares	719,122	789,904
Redemptions	(5,040,854)	(5,048,365)
Exchange from Class B shares	536,056	344,052
Net decrease	(1,361,607)	(485,875)

Eaton Vance Municipal Income Funds as of July 31, 2010 NOTES TO FINANCIAL STATEMENTS CON T’D

Pennsylvania Fund (continued)
	Year Ended July 31,
Class B	2010	2009
Sales	166,125	182,348
Issued to shareholders electing to receive payments of
distributions in Fund shares	47,811	65,316
Redemptions	(317,762)	(452,727)
Exchange to Class A shares	(517,650)	(331,809)
Net decrease	(621,476)	(536,872)

	Year Ended July 31,
Class C	2010	2009
Sales	1,225,972	1,651,896
Issued to shareholders electing to receive payments of
distributions in Fund shares	128,884	106,708
Redemptions	(730,907)	(988,213)
Net increase	623,949	770,391

	Year Ended July 31,
Class I	2010	2009
Sales	1,551,957	2,934,186
Issued to shareholders electing to receive payments of
distributions in Fund shares	5,314	15
Redemptions	(273,703)	(332,747)
Net increase	1,283,568	2,601,454

8 Federal Income Tax Basis of Investments The cost and unrealized appreciation (depreciation) of investments of each Fund at July 31, 2010, as determined on a federal income tax basis, were as follows:

Arizona Fund
Aggregate cost	$ 88,582,932
Gross unrealized appreciation	$ 8,091,615
Gross unrealized depreciation	(3,034,283)
Net unrealized appreciation	$ 5,057,332

Colorado Fund
Aggregate cost	$ 33,845,030
Gross unrealized appreciation	$ 1,544,037
Gross unrealized depreciation	(1,277,914)
Net unrealized appreciation	$ 266,123

Connecticut Fund
Aggregate cost	$121,728,586
Gross unrealized appreciation	$ 7,563,135
Gross unrealized depreciation	(2,059,224)
Net unrealized appreciation	$ 5,503,911

Michigan Fund
Aggregate cost	$ 47,250,545
Gross unrealized appreciation	$ 3,537,813
Gross unrealized depreciation	(1,161,280)
Net unrealized appreciation	$ 2,376,533

Minnesota Fund
Aggregate cost	$100,573,225
Gross unrealized appreciation	$ 6,427,673
Gross unrealized depreciation	(720,384)
Net unrealized appreciation	$ 5,707,289

New Jersey Fund
Aggregate cost	$247,831,234
Gross unrealized appreciation	$ 13,956,903
Gross unrealized depreciation	(8,804,758)
Net unrealized appreciation	$ 5,152,145

Pennsylvania Fund
Aggregate cost	$297,423,769
Gross unrealized appreciation	$ 20,254,010
Gross unrealized depreciation	(9,051,766)
Net unrealized appreciation	$ 11,202,244

9 Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of

Eaton Vance Municipal Income Funds as of July 31, 2010 NOTES TO FINANCIAL STATEMENTS CON T’D

credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended July 31, 2010.

10 Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at July 31, 2010 is as follows:

Futures Contracts
				Net
	Expiration		Aggregate	Unrealized
Fund	Date	Contracts Position Cost	Value	Depreciation
Arizona	9/10	59
		U.S. 30-Year Treasury Bond Short	$ (7,376,849)$	(7,594,406)$	(217,557)
Colorado	9/10	11
		U.S. 10-Year Treasury Note Short	$ (1,324,087)$	(1,361,938)$	(37,851)
	9/10	12
		U.S. 30-Year Treasury Bond Short	$ (1,488,406)	(1,544,625)	(56,219)
Connecticut	9/10	15
		U.S. 10-Year Treasury Note Short	$ (1,805,573)$	(1,857,188)$	(51,615)
	9/10	17
		U.S. 30-Year Treasury Bond Short	$(2,108,576)	(2,188,219)	(79,643)
Michigan	9/10	19
		U.S. 10-Year Treasury Note Short	$ (2,286,960)$	(2,352,438)$	(65,478)
	9/10	18
		U.S. 30-Year Treasury Bond Short	$ (2,232,610)	(2,316,938)	(84,328)
Minnesota	9/10	70
		U.S. 30-Year Treasury Bond Short	$ (8,752,194)$	(9,010,312)$	(258,118)
New Jersey	9/10	100
		U.S. 10-Year Treasury Note Short	$(12,037,150)	(12,381,250)	(344,100)
	9/10	200
		U.S. 30-Year Treasury Bond Short	$(24,806,774)	(25,743,750)	(936,976)
Pennsylvania 9/10		650
		U.S. 30-Year Treasury Bond Short	$(80,622,010)	(83,667,188)	(3,045,178)

Interest Rate Swaps

Arizona Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation
JPMorgan			3-month	September 17, 2010/
Chase Co.	$1,750,000	4.046%	USD-LIBOR-BBA	September 17, 2040	$(102,045)

Colorado Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation
Merrill Lynch
Capital			3-month	August 24, 2010/
Services, Inc.	$ 425,000	4.140%	USD-LIBOR-BBA	August 24, 2040	$ (33,187)

Connecticut Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation
Merrill Lynch
Capital			3-month	August 24, 2010/
Services, Inc.	$2,000,000	4.140%	USD-LIBOR-BBA	August 24, 2040	$(156,172)

Michigan Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation
Merrill Lynch
Capital			3-month	August 24, 2010/
Services, Inc.	$ 900,000	4.140%	USD-LIBOR-BBA	August 24, 2040	$ (70,277)

Minnesota Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation
JPMorgan			3-month	September 17, 2010/
Chase Co.	$ 750,000	4.046%	USD-LIBOR-BBA	September 17, 2040	$ (43,734)

New Jersey Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation
JPMorgan			3-month	September 17, 2010/
Chase Co.	$6,612,500	4.046%	USD-LIBOR-BBA	September 17, 2040	$(385,585)

Eaton Vance Municipal Income Funds as of July 31, 2010 NOTES TO FINANCIAL STATEMENTS CON T’D

Pennsylvania Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation
JPMorgan			3-month	September 17, 2010/
Chase Co.	$3,650,000	4.046%	USD-LIBOR-BBA	September 17, 2040	$(212,837)
Merrill Lynch
Capital			3-month	August 24, 2010/
Services, Inc.	4,500,000	4.140	USD-LIBOR-BBA	August 24, 2040	(351,387)
$(564,224)

The effective date represents the date on which a Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At July 31, 2010, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, each Fund may enter into interest rate swap contracts. The Funds may also purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The Funds enter into interest rate swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in a Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. At July 31, 2010, the fair value of interest rate swaps with credit-related contingent features in a net liability position was equal to the fair value of the liability derivative related to interest rate swaps included in the table below for each respective Fund. The value of securities pledged as collateral, if any, for open interest rate swap contracts at July 31, 2010 is disclosed in a note to each Fund’s Portfolio of Investments.

The non-exchange traded derivatives in which a Fund invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At July 31, 2010, the maximum amount of loss the Funds would incur due to counterparty risk was equal to the fair value of the asset derivative related to interest rate swaps included in the table below for each respective Fund. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of a Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at July 31, 2010 was as follows:

Fair Value
	Asset Derivative	Liability Derivative
Arizona Fund
Futures Contracts	$ —	$ (217,557)(1)
Interest Rate Swaps	—	(102,045)(2)
Total	$ —	$ (319,602)
Colorado Fund
Futures Contracts	$ —	$ (94,070)(1)
Interest Rate Swaps	—	(33,187)(2)
Total	$ —	$ (127,257)
Connecticut Fund
Futures Contracts	$ —	$ (131,258)(1)
Interest Rate Swaps	—	(156,172)(2)
Total	$ —	$ (287,430)
Michigan Fund
Futures Contracts	$ —	$ (149,806)(1)
Interest Rate Swaps	—	(70,277)(2)
Total	$ —	$ (220,083)
Minnesota Fund
Futures Contracts	$ —	$ (258,118)(1)
Interest Rate Swaps	—	(43,734)(2)
Total	$ —	$ (301,852)
New Jersey Fund
Futures Contracts	$ —	$(1,281,076)(1)
Interest Rate Swaps	—	(385,585)(2)
Total	$ —	$ (1,666,661)
Pennsylvania Fund
Futures Contracts	$ —	$(3,045,178)(1)
Interest Rate Swaps	—	(564,224)(2)
Total	$ —	$ (3,609,402)

(1)  Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)  Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation.

Eaton Vance Municipal Income Funds as of July 31, 2010 NOTES TO FINANCIAL STATEMENTS CON T’D

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended July 31, 2010 was as follows:

		Change in
		Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Fund	Income(1)	Income(2)
Arizona	$(1,310,926)	$ 36,195
Colorado	(467,222)	(37,232)
Connecticut	(804,100)	(91,627)
Michigan	(774,014)	(70,568)
Minnesota	(933,269)	(109,267)
New Jersey	(4,228,107)	(877,522)
Pennsylvania	(8,915,863)	(815,040)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and swap contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and swap contracts.

The average notional amounts of futures contracts and interest rate swaps outstanding during the year ended July 31, 2010, which are indicative of the volume of these derivative types, were approximately as follows:

	Average Notional Amount
Fund	Futures Contracts	Interest Rate Swaps
Arizona	$ 9,746,000	$1,750,000
Colorado	4,131,000	425,000
Connecticut	5,846,000	2,000,000
Michigan	6,700,000	900,000
Minnesota	7,000,000	750,000
New Jersey	29,038,000	6,612,500
Pennsylvania	64,615,000	8,150,000

11 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At July 31, 2010, the inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Arizona Fund
Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$95,340,264	$ —	$95,340,264

Total Investments	$ —	$ 95,340,264	$ —	$ 95,340,264

Liability Description
Futures Contracts	$(217,557) $	—	$ —	$ (217,557)
Interest Rate Swaps	—	(102,045)	—	(102,045)

Total	$ (217,557) $	(102,045)	$ —	$ (319,602)

Colorado Fund
Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$34,111,153	$ —	$34,111,153

Total Investments	$ —	$ 34,111,153	$ —	$ 34,111,153

Liability Description
Futures Contracts	$(94,070) $	—	$ —	$ (94,070)
Interest Rate Swaps	—	(33,187)	—	(33,187)

Total	$ (94,070) $	(33,187)	$ —	$ (127,257)

Eaton Vance Municipal Income Funds as of July 31, 2010 NOTES TO FINANCIAL STATEMENTS CON T’D

Connecticut Fund
Quoted
Prices in
Active	Significant
Markets for	Other	Significant
Identical	Observable	Unobservable
Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$134,457,497	$ —	$134,457,497

Total Investments	$ —	$ 134,457,497	$ —	$ 134,457,497

Liability Description
Futures Contracts	$(131,258) $	—	$ —	$ (131,258)
Interest Rate Swaps	—	(156,172)	—	(156,172)

Total	$ (131,258) $	(156,172)	$ —	$ (287,430)

Michigan Fund
Quoted
Prices in
Active	Significant
Markets for	Other	Significant
Identical	Observable	Unobservable
Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$50,622,078	$ —	$50,622,078

Total Investments	$ —	$ 50,622,078	$ —	$ 50,622,078

Liability Description
Futures Contracts	$(149,806) $	—	$ —	$ (149,806)
Interest Rate Swaps	—	(70,277)	—	(70,277)

Total	$ (149,806) $	(70,277) $	—	$ (220,083)

Minnesota Fund
Quoted
Prices in
Active	Significant
Markets for	Other	Significant
Identical	Observable	Unobservable
Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$106,280,514	$ —	$106,280,514

Total Investments	$ —	$ 106,280,514	$ —	$ 106,280,514

Liability Description
Futures Contracts	$(258,118) $	—	$ —	$ (258,118)
Interest Rate Swaps	—	(43,734)	—	(43,734)

Total	$ (258,118) $	(43,734)	$ —	$ (301,852)

New Jersey Fund
Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments $	—	$291,728,379	$ —	$291,728,379

Total Investments	$ —	$ 291,728,379	$ —	$ 291,728,379

Liability Description
Futures Contracts	$(1,281,076) $	—	$ —	$ (1,281,076)
Interest Rate Swaps	—	(385,585)	—	(385,585)

Total	$ (1,281,076) $	(385,585)	$ —	$ (1,666,661)

Pennsylvania Fund
Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ — $345,101,013		$ —	$345,101,013

Total Investments	$ — $ 345,101,013		$ —	$ 345,101,013

Liability Description
Futures Contracts	$(3,045,178)$	—	$ —	$ (3,045,178)
Interest Rate Swaps	—	(564,224)	—	(564,224)

Total	$ (3,045,178)$	(564,224)	$ —	$ (3,609,402)

The Funds held no investments or other financial instruments as of July 31, 2009 whose fair value was determined using Level 3 inputs.

12 Plan of Reorganization

On June 7, 2010, the Board of Trustees of the Colorado Fund approved a proposal to reorganize the Colorado Fund into Eaton Vance National Municipal Income Fund, a series of Eaton Vance Municipals Trust with substantially the same investment objective as the Colorado Fund. The proposed reorganization is subject to approval by the shareholders of the Colorado Fund. After the close of business on June 18, 2010, the Colorado Fund was closed to new investors.

Eaton Vance Municipal Income Funds as of July 31, 2010 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance Arizona Municipal Income Fund (formerly Eaton Vance Arizona Municipals Fund), Eaton Vance Colorado Municipal Income Fund (formerly Eaton Vance Colorado Municipals Fund), Eaton Vance Connecticut Municipal Income Fund (formerly Eaton Vance Connecticut Municipals Fund), Eaton Vance Michigan Municipal Income Fund (formerly Eaton Vance Michigan Municipals Fund), Eaton Vance Minnesota Municipal Income Fund (formerly Eaton Vance Minnesota Municipals Fund), Eaton Vance New Jersey Municipal Income Fund (formerly Eaton Vance New Jersey Municipals Fund) and Eaton Vance Pennsylvania Municipal Income Fund (formerly Eaton Vance Pennsylvania Municipals Fund):

We have audited the accompanying statements of assets and liabilities of Eaton Vance Arizona Municipal Income Fund (formerly Eaton Vance Arizona Municipals Fund), Eaton Vance Colorado Municipal Income Fund (formerly Eaton Vance Colorado Municipals Fund), Eaton Vance Connecticut Municipal Income Fund (formerly Eaton Vance Connecticut Municipals Fund), Eaton Vance Michigan Municipal Income Fund (formerly Eaton Vance Michigan Municipals Fund), Eaton Vance Minnesota Municipal Income Fund (formerly Eaton Vance Minnesota Municipals Fund), Eaton Vance New Jersey Municipal Income Fund (formerly Eaton Vance New Jersey Municipals Fund) and Eaton Vance Pennsylvania Municipal Income Fund (formerly Eaton Vance Pennsylvania Municipals Fund) (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust) including the portfolios of investments, as of July 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the statement of cash flows of Eaton Vance New Jersey Municipal Income Fund for the year ended July 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Arizona Municipal Income Fund, Eaton Vance Colorado Municipal Income Fund, Eaton Vance Connecticut Municipal Income Fund, Eaton Vance Michigan Municipal Income Fund, Eaton Vance Minnesota Municipal Income Fund, Eaton Vance New Jersey Municipal Income Fund and Eaton Vance Pennsylvania Municipal Income Fund as of July 31, 2010, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, their financial highlights for each of the five years in the period then ended, and the statement of cash flows of Eaton Vance New Jersey Municipal Income Fund for the year ended July 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP Boston, Massachusetts September 14, 2010

Eaton Vance Municipal Income Funds as of July 31, 2010 FEDERAL TAX INFORMATION (Unaud i ted)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends. The Funds designate the following amounts of dividends from net investment income as an exempt interest dividend.

Arizona Municipal Income Fund	100.00%
Colorado Municipal Income Fund	99.94%
Connecticut Municipal Income Fund	99.15%
Michigan Municipal Income Fund	99.93%
Minnesota Municipal Income Fund	99.98%
New Jersey Municipal Income Fund	99.95%
Pennsylvania Municipal Income Fund	99.99%

Eaton Vance Municipal Income Funds BOA RD OF TRUSTEES’ CONTRACT APPRO VAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
  An independent report comparing each fund’s total expense ratio and its components to comparable funds;
  An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
  Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
  For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
  Data relating to portfolio turnover rates of each fund;
  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

  Reports detailing the financial results and condition of each adviser;
  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
  Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
  A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
  The terms of each advisory agreement.

Eaton Vance Municipal Income Funds BOA RD OF TRUSTEES’ CONTRACT APPRO VAL CONT’ D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

  Eaton Vance Arizona Municipal Income Fund (formerly Eaton Vance Arizona Municipals Fund)
  Eaton Vance Colorado Municipal Income Fund (formerly Eaton Vance Colorado Municipals Fund)
  Eaton Vance Connecticut Municipal Income Fund (formerly Eaton Vance Connecticut Municipals Fund)
  Eaton Vance Michigan Municipal Income Fund (formerly Eaton Vance Michigan Municipals Fund)
  Eaton Vance Minnesota Municipal Income Fund (formerly Eaton Vance Minnesota Municipals Fund)
  Eaton Vance New Jersey Municipal Income Fund (formerly Eaton Vance New Jersey Municipals Fund)
  Eaton Vance Pennsylvania Municipal Income Fund (formerly Eaton Vance Pennsylvania Municipals Fund)

(the “Funds”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds, including recent changes to such personnel (where applicable). In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio

Eaton Vance Municipal Income Funds BOA RD OF TRUSTEES’ CONTRACT APPRO VAL CONT’ D

holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for each Fund. The Board considered the impact of extraordinary market conditions during 2008 and 2009 on each Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s longstanding strategy of generating current income through investments in higher quality (including insured) municipal bonds with longer maturities. The Board noted that the Adviser had restructured management of the municipal bond team and had implemented additional processes and tools designed to manage credit and interest rate risk. The Board concluded that appropriate actions are being taken by the Adviser to improve Fund performance and that additional time is required to evaluate the effectiveness of such actions.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by each Fund (referred to as “management fees”). As part of its review, the Board considered each Fund’s management fees and total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on the Funds’ expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for a Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Municipal Income Funds MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipals Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a direct, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
		Office and	Principal Occupation(s)	in Fund Complex	Other Directorships Held
Name and	Trust	Length of	During Past Five Years	Overseen By	During the Last
Date of Birth	Position(s)	Service	and Other Relevant Experience	Trustee(1)	Five Years(2)

Interested Trustee

Thomas E. Faust Jr.	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director	183	Director of EVC.
5/31/58			and President of EV, Chief Executive Officer and President of
			EVM and BMR, and Director of EVD. Trustee and/or officer of
			183 registered investment companies and 2 private companies
			managed by EVM or BMR. Mr. Faust is an interested person
			because of his positions with EVM, BMR, EVD, EVC and EV,
			which are affiliates of the Trust.

Noninterested Trustees

Benjamin C. Esty	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration	183	None
1/2/63			and Finance Unit Head, Harvard University Graduate School of
			Business Administration.

Allen R. Freedman	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004)	183	Director of Assurant, Inc. (insurance provider)
4/3/40			and a Director (1983-2004) of Systems & Computer		and Stonemor Partners, L.P. (owner and
			Technology Corp. (provider of software to higher education).		operator of cemeteries).
			Formerly, a Director of Loring Ward International (fund
			distributor) (2005-2007). Formerly, Chairman and a Director of
			Indus International, Inc. (provider of enterprise management
			software to the power generating industry) (2005-2007).

William H. Park	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty	183	None
9/19/47			finance company) (since 2006). Formerly, President and Chief
			Executive Officer, Prizm Capital Management, LLC (investment
			management firm) (2002-2005). Formerly, Executive Vice
			President and Chief Financial Officer, United Asset Management
			Corporation (an institutional investment management firm)
			(1982-2001). Formerly, Senior Manager, Price Waterhouse
			(now PricewaterhouseCoopers) (an independent registered public
			accounting firm) (1972-1981).

Ronald A. Pearlman	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly,	183	None
7/10/40			Deputy Assistant Secretary (Tax Policy) and Assistant Secretary
			(Tax Policy), U.S. Department of the Treasury (1983-1985).
			Formerly, Chief of Staff, Joint Committee on Taxation, U.S.
			Congress (1988-1990).

Eaton Vance Municipal Income Funds MANAGEMENT AND ORGANIZATION CON T’D

		Term of		Number of Portfolios
		Office and	Principal Occupation(s)	in Fund Complex	Other Directorships Held
Name and	Trust	Length of	During Past Five Years	Overseen By	During the Last
Date of Birth	Position(s)	Service	and Other Relevant Experience	Trustee(1)	Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston	183	Director of BJ’s Wholesale Club, Inc.
3/22/48			College. Formerly, Dean, Carroll School of Management, Boston		(wholesale club retailer). Formerly, Trustee of
			College (2000-2002). Formerly, Chief Investment Officer, Fixed		SPDR Index Shares Funds and SPDR Series
			Income, Scudder Kemper Investments (investment management		Trust (exchange traded funds) (2000-2009).
			firm) (1998-1999). Formerly, Chief Investment Officer, Equity		Formerly, Director of Federal Home Loan Bank
			and Fixed Income, Colonial Management Associates (investment		of Boston (a bank for banks) (2007-2009).
management firm) (1991-1998).

Heidi L. Steiger	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth	183	Director of Nuclear Electric Insurance Ltd.
7/8/53			management firm) (since 2008); Senior Adviser (since 2008),		(nuclear insurance provider), Aviva USA
			President (2005-2008), Lowenhaupt Global Advisors, LLC		(insurance provider) and CIFG (family of
			(global wealth management firm). Formerly, President and		financial guaranty companies), and Advisory
			Contributing Editor, Worth Magazine (2004-2005). Formerly,		Director, Berkshire Capital Securities LLC
			Executive Vice President and Global Head of Private Asset		(private investment banking firm).
Management (and various other positions), Neuberger Berman
(investment firm) (1986-2004).

Lynn A. Stout	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since	183	None
9/14/57			2006) and Professor of Law (2001-2006), University of
California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.

Ralph F. Verni	Chairman of	Chairman of the Board	Consultant and private investor. Formerly, Chief Investment	183	None
1/26/43	the Board	since 2007 and Trustee	Officer (1982-1992), Chief Financial Officer (1988-1990) and
	and Trustee	since 2005	Director (1982-1992), New England Life. Formerly, Chairperson,
New England Mutual Funds (1982-1992). Formerly, President
and Chief Executive Officer, State Street Management &
Research (1992-2000). Formerly, Chairperson, State Street
Research Mutual Funds (1992-2000). Formerly, Director, W.P.
Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp.
(2002-2006).

Principal Officers who are not Trustees

Term of
Office and
Name and		Trust	Length of	Principal Occupation(s)
Date of Birth		Position(s)	Service	During Past Five Years

Thomas M. Metzold		President	Since 2010	Vice President of EVM and BMR. Officer of 56 registered investment companies
8/3/58			managed by EVM or BMR.

William H. Ahern, Jr.		Vice President	Since 2004	Vice President of EVM and BMR. Officer of 78 registered investment companies
7/28/59			managed by EVM or BMR.

Craig R. Brandon		Vice President	Since 2004	Vice President of EVM and BMR. Officer of 49 registered investment companies
12/21/66			managed by EVM or BMR.

Cynthia J. Clemson		Vice President	Since 2004	Vice President of EVM and BMR. Officer of 94 registered investment companies
3/2/63			managed by EVM or BMR.

Adam A. Weigold		Vice President	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies
3/22/75			managed by EVM or BMR.

Barbara E. Campbell		Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 183 registered investment companies
6/19/57			managed by EVM or BMR.

Eaton Vance Municipal Income Funds MANAGEMENT AND ORGANIZATION CON T’D

Term of
Office and
Name and	Trust	Length of	Principal Occupation(s)
Date of Birth	Position(s)	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma	Chief Legal Officer	Secretary since 2007 and	Vice President of EVM and BMR. Officer of 183 registered investment companies
5/24/60	and Secretary	Chief Legal Officer	managed by EVM or BMR.
since 2008

Paul M. O’Neil	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 183 registered investment companies
7/11/53			managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.
(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser Boston Management and Research Two International Place Boston, MA 02110

Administrator Eaton Vance Management Two International Place Boston, MA 02110

Principal Underwriter* Eaton Vance Distributors, Inc Two International Place Boston, MA 02110 (617) 482-8260

Custodian State Street Bank and Trust Company 200 Clarendon Street Boston, MA 02116

Transfer Agent BNY Mellon Asset Servicing Attn: Eaton Vance Funds P.O. Box 9653 Providence, RI 02940-9653 (800) 262-1122

Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116-5022

Eaton Vance Municipals Trust Two International Place Boston, MA 02110

     * FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully a Fund’s investment objective(s), risks, and charges and expenses. The Funds’ current prospectus or summary prospectus, if available, contains this and other information about the Funds and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

313-9/10	7CSRC